As filed with the Securities and Exchange Commission on November 26, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2013
Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

THE PATIENT INVESTOR

Annual Report
September 30, 2013

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests in common stocks of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 25-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com. The extraordinary performance shown for the recent short-term periods may not be sustainable and is not representative of the performance over longer periods.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

					Annualized
		Quarter		1 Year		3 Year		5 Year		10 Year		20 Year	Since Inception
Ariel Fund (inception 11/6/86)
Investor Class	+	8.78%	+	33.28%	+	15.75%	+	13.07%	+	7.94%	+	10.45%	+	11.46%
Institutional Class	+	8.83	+	33.72	+	15.97	+	13.20	+	8.00	+	10.48	+	11.48
Russell 2500TM Value Index	+	6.43	+	27.58	+	17.12	+	11.07	+	10.03	+	11.03	+	11.55
Russell 2000® Value Index	+	7.59	+	27.04	+	16.57	+	9.13	+	9.29	+	10.29	+	10.88
S&P 500® Index	+	5.24	+	19.34	+	16.27	+	10.02	+	7.57	+	8.80	+	9.92
Ariel Appreciation Fund (inception 12/1/89)
Investor Class	+	8.84%	+	34.31%	+	17.65%	+	14.68%	+	9.01%	+	11.17%	+	11.16%
Institutional Class	+	8.92	+	34.76	+	17.83	+	14.79	+	9.07	+	11.20	+	11.19
Russell Midcap® Value Index	+	5.89	+	27.77	+	17.27	+	11.86	+	10.91	+	11.17	+	11.62
Russell Midcap® Index	+	7.70	+	27.91	+	17.53	+	12.97	+	10.78	+	10.82	+	11.38
S&P 500® Index	+	5.24	+	19.34	+	16.27	+	10.02	+	7.57	+	8.80	+	9.11
Ariel Focus Fund (inception 6/30/05)
Investor Class	+	6.95%	+	28.02%	+	14.20%	+	7.99%		—		—	+	5.01%
Institutional Class	+	7.02	+	28.36	+	14.38	+	8.09		—		—	+	5.07
Russell 1000® Value Index	+	3.94	+	22.30	+	16.25	+	8.86		—		—	+	5.80
S&P 500® Index	+	5.24	+	19.34	+	16.27	+	10.02		—		—	+	6.49
Ariel Discovery Fund (inception 1/31/11)
Investor Class	+	2.47%	+	17.31%		—		—		—		—	+	8.64%
Institutional Class	+	2.53	+	17.64		—		—		—		—	+	8.87
Russell 2000® Value Index	+	7.59	+	27.04		—		—		—		—	+	12.62
S&P 500® Index	+	5.24	+	19.34		—		—		—		—	+	13.05
Ariel International Fund (inception 12/30/11)
Investor Class	+	11.03%	+	28.11%		—		—				—	+	13.66%
Institutional Class	+	11.05	+	28.42		—		—				—	+	13.88
MSCI EAFE® Index	+	11.61	+	24.29		—		—				—	+	19.90
Ariel Global Fund (inception 12/30/11)
Investor Class	+	8.49%	+	28.84%		—		—		—		—	+	15.68%
Institutional Class	+	8.50	+	29.15		—		—		—		—	+	15.97
MSCI AC World IndexSM	+	8.02	+	18.37		—		—		—		—	+	18.28

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report. The extraordinary performance shown for the recent short-term periods may not be sustainable and is not representative of the performance over longer periods.

3

Turtle Talk
Lessons for the next 30 years

In October, we hosted Ariel Investments’ 30th Anniversary Client Conference. We focused the entire conference on a key discipline that influences our views and process—behavioral finance. The root of behavioral finance assumes that inefficiencies exist in the market because human beings are fallible and emotional. Our goal is to understand and exploit the inefficiencies to improve returns for our investors. To that end, we constantly read and study behavioral finance to hone our craft.

The panels were heavy on academics: Princeton Professor Burton Malkiel, University of Chicago Professors Richard Thaler and Tobias Moskowitz, and Harvard Professor Cass Sunstein, to name just a few. Although this was an institutional event, we have posted the best content from this conference on our website. Visit arielinvestments.com for insights from these thought-leaders.

Thank you for your continued support of Ariel and the opportunity to serve you. We look forward to the next 30 years!

arielinvestments.com	4	800.292.7435

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: For the quarter ending September 30th, Ariel Fund rose +8.78%, which handily outperformed the +6.43% return of its primary benchmark, the Russell 2500 Value Index, as well as the +7.59% rise of the Russell 2000 Value Index. The S&P 500 gained +5.24%. During the period, our financial names grew +7.15% versus +2.85% for those in the benchmark. This difference accounted for 157 basis points of outperformance. Conversely, our producer durable and health care names were both relatively weak but ultimately detracted just -0.37% from our quarter end return. Year-to-date, the portfolio is up +28.04% which compares favorably to the Russell 2500 Value and Russell 2000 Value benchmarks, which rose +22.50% and +23.07%, respectively.

Meanwhile, Ariel Appreciation Fund surged +8.84% during the quarter, which trounced the +5.89% return of the Russell Midcap Value Index and also outperformed the +7.70% gain of the Russell Midcap Index. Our financial names were the big winners, specifically mortgage insurer First American Financial Corp. (FAF), investment banking boutique Lazard Ltd (LAZ) and global asset manager Blackstone Group L.P. (BX). On the flip side, our lack of exposure to the technology sector cost us the most, albeit a negligible -0.39%. So far this year, the portfolio has gained +31.23% versus +22.94% for the Russell Midcap Value Index and +24.34% for the Russell Midcap Index.

For the one-year period ending September 30, 2013, Ariel Fund gained +33.28% versus a rise of +27.58% for the Russell 2500 Value Index. During the same period, Ariel Appreciation Fund surged +34.31% compared to the Russell Midcap Value Index, which returned +27.77%. Meanwhile, the S&P 500 Index gained +19.34% over the one-year period. The sweet spot for both Funds was the consumer discretionary sector. Meanwhile, energy detracted from results in both funds. On a stock-by-stock basis, Gannett Co., Inc. (GCI) and Interpublic Group of Cos., Inc. (IPG) were top performers in Ariel Fund, gaining +56.90% and +57.85%, respectively. Weaker performers included Contango Oil & Gas Co. (MCF) and Janus Capital Group Inc. (JNS), which fell -21.30% and -7.18%. Ariel Appreciation Fund’s best performers were Interpublic Group of Cos., Inc. and Towers Watson (TW); the latter rose +103.27%. Its laggards included Contango Oil & Gas Co. and Apollo Group, Inc. (APOL), Apollo lost -28.36%.

The Buckets
Having recently celebrated the firm’s 30th anniversary, we cannot help but reflect on the lessons that have made us better over time. Of course, new people often add to the equation. One such person who has contributed to our domestic equity investment process in a positive and concrete way is deep value portfolio manager David Maley, who brought a thoughtful portfolio management practice to our firm when he joined us four and a half years ago.

5

As you know, we seek to own great businesses. More specifically, those with high barriers to entry, high returns on equity, low capital reinvestment requirements, robust cash flows, strong balance sheets, and talented management teams. In a perfect world, we prefer to own these gems with a high level of conviction. But since the world is not perfect, we are also willing to hold companies in which we have moderate conviction, as long as our ownership comes at the right price. We completely shun businesses in which we have low, or no, conviction.
Regarding price, we favor large discounts, welcome medium discounts and will accept smaller discounts in one specific instance. To be more precise, we seek to own companies trading at a 40% discount to our internally generated estimate of private market value (PMV)1. We will accept a more moderate 25% discount only when re-establishing a position in a still-admired name that we have owned in the past. In order to ensure that our portfolio weightings reflect these preferences, we have adopted a tool David calls “the buckets.” Each bucket has a discount level paired with a conviction level, which together help us determine portfolio weights. As such, our largest positions should represent great companies selling at deep discounts. From there, we have diminishing portfolio weightings.

In practice, each holding is assigned a conviction rating and a valuation rating, both of which are determined by the portfolio managers and revisited on a weekly basis. Initially, we decide our level of conviction—of which there are only two choices: high or moderate. As already noted, we do not buy low conviction stocks, and if a company devolves to low conviction, it should be sold. Next, we determine the degree of discount: large, medium or small. We then assign every stock to a “bucket” with position size guidelines prescribed to them. For example, high conviction holdings trading at large discounts represent 3.5% to 5% positions in the portfolio. Moderate conviction issues trading at large discounts and/or high conviction names selling at medium discounts have weightings ranging from 2% to 3.5%. Lastly, moderate conviction holdings at medium discounts and high conviction stocks trading at small discounts represent just 1% to 2% of the portfolio. Besides low conviction names, the one area we also actively avoid is moderate conviction/small discount issues since they are much less attractive from a risk/ reward perspective. The chart below visually illustrates this breakdown.

This tool differs from others in that it is not tied to sector weightings in benchmarks and relative value is not considered. Perhaps this categorization process is best illustrated with two contrasting stock examples. For example, investment banking boutique Lazard Ltd is currently a high conviction holding that trades at a large discount to its private market value and therefore represents a heftier weighting in Ariel Fund (3.6%) and a 4.0% position in Ariel Appreciation Fund.

arielinvestments.com	6	800.292.7435

Meanwhile, sports and entertainment conglomerate Madison Square Garden Co. (MSG) is a high conviction name whose strong two-year run leaves it trading at a small discount—hence a diminished weighting. (1.6% in Ariel Fund and 0.9% in Ariel Appreciation Fund.)
The key to this enhancement is that it adds an even higher level of structure and discipline to our portfolio management process. Ultimately, it challenges us to continually consider our enthusiasm for every holding, as well as our view on its evolving valuation. Changes in either of these perspectives force a deep and meaningful research team discussion since the position is no longer in its proper bucket. In the end, the buckets help us align our view of a stock’s risk and return with its weighting in the portfolio. That is, stocks with the potential for strong, positive impact belong toward the top of the portfolio, while less promising holdings should be small positions. The buckets also clearly illustrate that the portfolio management process is a dynamic one—in practice and implementation.

Portfolio Comings and Goings
During the quarter, Ariel Fund initiated a position in U.S. Silica Holdings Inc. (SLCA), a supplier of industrial-grade sand to the oil and gas markets. Silica (the technical name for this sand) is critical in the process of hydraulic fracturing, and in our view, mastering the logistics and transportation of this commodity constitutes a durable competitive advantage. We believe the market is underestimating the likely pace of growth in U.S. Silica’s revenue and earnings over the next several years (as demand continues to meaningfully increase), as well as the attractive cash flow characteristics of the company’s business. Meanwhile, Ariel Appreciation Fund added Bristow Group Inc. (BRS), a leading helicopter services provider to the offshore oil and gas industry. We did not eliminate any positions in Ariel Fund or Ariel Appreciation Fund this quarter.

We appreciate the opportunity to serve you and welcome your questions or comments. Feel free to contact us at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1	Private Market Value (PMV) is our estimated value a rational buyer would pay for an entire business given all relevant information. The buyer can be either strategic or financial. The assumption underlying this methodology is that value will always eventually be recognized, whether it be in the public or private markets.

7

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in small- to medium-sized companies.
AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2013
	3rd Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Life of Fund
Investor Class	+8.78%	+33.28%	+15.75%	+13.07%	+7.94%	+10.45%	+11.46%
Institutional Class+	+8.83	+33.72	+15.97	+13.20	+8.00	+10.48	+11.48
Russell2500TM Value Index	+6.43	+27.58	+17.12	+11.07	+10.03	+11.03	+11.55
Russell2000® Value Index	+7.59	+27.04	+16.57	+9.13	+9.29	+10.29	+10.88
S&P 500® Index	+5.24	+19.34	+16.27	+10.02	+7.57	+8.80	+9.92
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell	Russell
		2500	2000	S&P
	Ariel	Value	Value	500
	Fund†	Index	Index	Index

Financial services	33.23	37.11	38.41	17.62

Consumer discretionary	33.22	11.27	11.00	14.41

Producer durables	12.47	13.55	14.32	11.19

Health care	9.08	4.91	4.60	12.84

Materials & processing	5.52	6.65	5.66	3.86

Technology	3.09	8.90	10.15	15.43

Energy	2.13	6.53	6.62	10.48

Consumer staples	1.26	1.74	2.48	8.73

Utilities	0.00	9.33	6.76	5.44

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2013)*
Investor Class	1.03%
Institutional Class	0.72%

TOP TEN EQUITY HOLDINGS

1 KKR & Co. L.P.	4.2%	6 Western Union Co.	3.4%
2 Gannett Co., Inc.	3.7%	7 CBRE Group, Inc.	3.3%
3 Interpublic Group of Cos., Inc.	3.7%	8 Fair Isaac Corp.	3.3%
4 Lazard Ltd	3.6%	9 Dun & Bradstreet Corp.	3.2%
5 Jones Lang LaSalle Inc.	3.5%	10 Royal Caribbean Cruises Ltd.	3.2%

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

*As of September 30, 2012, Ariel Fund’s Investor Class shares had an annual expense ratio of 1.06%, and its Institutional Class shares had an annualized expense ratio of 0.68%.

arielinvestments.com	8	800.292.7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2013
	3rd Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Life of Fund
Investor Class	+8.84%	+34.31%	+17.65%	+14.68%	+9.01%	+11.17%	+11.16%
Institutional Class+	+8.92	+34.76	+17.83	+14.79	+9.07	+11.20	+11.19
Russell Midcap® Value Index	+5.89	+27.77	+17.27	+11.86	+10.91	+11.17	+11.62
Russell Midcap ® Index	+7.70	+27.91	+17.53	+12.97	+10.78	+10.82	+11.38
S&P 500® Index	+5.24	+19.34	+16.27	+10.02	+7.57	+8.80	+9.11
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Financial services	36.82	32.76	21.07	17.62

Consumer discretionary	32.38	9.63	18.45	14.41

Health care	14.73	7.73	10.35	12.84

Producer durables	13.57	12.13	13.01	11.19

Consumer staples	1.29	2.83	5.42	8.73

Energy	1.21	6.97	6.65	10.48

Technology	0.00	9.05	11.88	15.43

Materials & processing	0.00	5.67	6.40	3.86

Utilities	0.00	13.24	6.78	5.44

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2013)*
Investor Class	1.13%
Institutional Class	0.80%

TOP TEN EQUITY HOLDINGS
1	First American Financial Corp.	4.0%	6	Towers Watson	3.4%
2	Lazard Ltd	4.0%	7	AFLAC Inc.	3.3%
3	Western Union Co.	3.9%	8	Illinois Tool Works Inc.	3.3%
4	Interpublic Group of Cos., Inc.	3.6%	9	Viacom, Inc.	3.3%
5	Hospira, Inc.	3.5%	10	St. Jude Medical, Inc.	3.2%

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.
*As of September 30, 2012, Ariel Appreciation Fund’s Investor Class shares had an annual expense ratio of 1.17%, and its Institutional Class shares had an annualized expense ratio of 0.99%.

9

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: Ariel Focus Fund generated strong performance this past quarter and year to date. Ariel Focus Fund increased +6.95% in the quarter as compared to +3.94% for the Russell 1000 Value Index and +5.24% for the S&P 500 Index. Through the first three quarters of this year the Fund has gained +28.12%, outpacing the +20.47% return of the Russell 1000 Value Index and +19.79% for the S&P 500 Index.

A broad selection of companies within our portfolio has driven our strong results thus far in 2013. Seven holdings have increased by more than +40% this year. Just as importantly, we have managed to avoid major disappointments in 2013. We had six stocks decrease in value, but not one was more than 4%. Moreover, our positive performance has been well-diversified across industry sectors. We had at least 5% of the portfolio invested in seven separate sectors this year. Our return in these seven sectors was at least 22%.

For the one-year period ending September 30, 2013, Ariel Focus Fund gained +28.02% versus a rise of +22.30% for the Russell 1000 Value Index. Meanwhile, the S&P 500 Index gained +19.34% over the one-year period. The Fund’s top-performing sector was financial services, while consumer discretionary stocks were laggards for the portfolio. On a stock-by-stock basis, Morgan Stanley (MS) and Walgreen Co. (WAG) were top performers in Ariel Focus Fund, gaining +62.48% and +51.64%, respectively. Weaker performers included International Business Machines Corp. (IBM) and Apollo Group, Inc. (APOL), which lost -9.09% and -28.36%, respectively.

It is not easy to generalize about the source of this year’s positive results for Ariel Focus Fund when they have been so broad-based. In contrast, we can speak more confidently about where the outperformance did not come from. It did not come from a portfolio of high beta names leveraged to a recovering market. Four out of our five best performers have one-year betas of less than 1.0. Walgreen Co. (WAG), Western Union Co. (WU), Microsoft Corp. (MSFT), and Lockheed Martin Corp. (LMT) all have betas of 0.9 or less. Only Morgan Stanley (MS), up +41.84% this year through the third quarter, can fairly be called a high beta name.

arielinvestments.com	10	800.292.7435

Opportunities arising from market overreactions to short-term problems in 2012 have driven our 2013 results. At Ariel, we look for good companies with strong long-term prospects trading at significant discounts to intrinsic value because of well-publicized short-term issues. That strategy worked wonderfully with this year’s top contributor, Walgreens. Walgreens has posted solid long-term growth rates while growing market share in a consolidating industry for some time now. In 2012, however, Walgreens’ stock was pummeled during a dispute with pharmaceutical benefits manager Express Scripts. While the often-heated negotiations between the two companies clearly pressured results, the stock’s poor performance in the first half of last year was an overreaction in our view. When the two companies reached an agreement, both Walgreens’ results and its stock rebounded. Somewhat perversely, last year’s dispute has given Walgreens “easy comps,” that is, last year’s weak numbers make this year’s numbers look all that much stronger in comparison. Walgreens’ +48.09% return in 2013 puts its stock very near our calculation of its intrinsic value. We now view shares of leading competitor CVS Caremark Corp. (CVS) as cheaper than that of Walgreens, so we have been buying the former and selling the latter.

Western Union is another holding whose 2013 outperformance was born in 2012 problems. Last year, the stock declined more than 30% over two days in reaction to missed earnings resulting from the loss of a corporate partner in Mexico, an important destination for the money transfer business. Additionally, the market became concerned with talk in Washington of “closing the border.” Reduced global immigration would indeed hurt Western Union’s business. Once again, the market overreacted in our view. This leading wide-moat company, which enjoys very high margins for a financial services company, traded for less than 9x our calculation of forward earnings in the fourth quarter of last year. We bought more Western Union, making the company the largest position in Ariel Focus Fund at various times this year. The company has succeeded in finding new Mexican partners, and earnings are starting to grow again. Money transfers across international borders have increased dependably for decades. Today more human beings cross more borders than at any time in history. Western Union’s stock is up +40.27% this year and yet remains relatively attractive at around 11x forward earnings. Given this valuation, the company continues to be a large position in the portfolio.

Although we mentioned our energy holdings briefly above, two of our holdings merit more discussion. Chesapeake Energy Corp. (CHK) and National Oilwell Varco (NOV) were both among our top five contributors during the quarter. Last year, both stocks were hurt by unexpectedly low natural gas prices and the resulting reduced profit expectations for natural gas drilling. We believe natural gas will be an important part of helping the U.S. and North America reach energy independence. This will have profound effects on our economy, not to mention geopolitics. Chesapeake and National Oilwell Varco are well-positioned to benefit from this trend, which we expect to last for decades. We should note, however, that Chesapeake’s +57.85% increase this year has made it another stock that has moved from “ridiculously cheap” to “modestly attractive,” in our opinion.

While we had some big winners this quarter, some investments lagged. Target Corp. (TGT) dropped -6.50% due to lower than expected sales growth and profitability in Canada and soft same-store sales growth in the U.S. amidst a challenging retail environment. We have recently added to our position on weakness. Our greatest disappointment so far in 2013 has been International Business Machines Corp. (IBM), which has missed our revenue expectations in four of the last five quarters. Sales in emerging markets have been particularly disappointing. We believe IBM’s stock is quite cheap, trading at about 10x forward earnings estimates after adjusting for cash on the balance sheet. We recently added to our position. We also take some solace from noting that Berkshire Hathaway Inc. (BRK.B) is IBM’s largest shareholder. We are paying close attention to IBM, making sure our thesis remains intact—especially in emerging markets.

11

Other stocks posting modest declines this year include our new holdings Mosaic Co. (MOS) and CVS Caremark, as well as Apollo Group, Inc. (APOL), DIRECTV (DTV) and AFLAC Inc. (AFL) (which we exited previously).

In the third quarter, we sold two stocks. We sold KKR & CO. L.P. (KKR) when it approached our calculation of intrinsic value. Doing so was painful for us, because we think KKR is a great company employing many of the people we most respect in the financial services industry. Market sentiment toward publicly-traded private equity firms such as KKR varies wildly: “The market either loves ‘em, or it hates ‘em, never in-between.” At any given time, the market seems convinced the private equity model is broken and companies will never earn carried interest profits again. At other times, the market seems convinced the good times will last forever. The bearish sentiment was in force in 2012 when we first purchased KKR below $11 per share. The bullish sentiment was in force in the third quarter when we sold our last shares at $21. Finally, we sold The Northern Trust Corp. (NTRS) in the third quarter on valuation as it became too much loved for our contrarian taste.

We added four new names in the quarter. We initiated a position in CVS as we trimmed our holdings of Walgreens. We love the retail pharmacy business and believe these companies will play an important role in containing health care costs going forward. That said, we are not thrilled with Walgreens’ recent acquisition streak and prefer CVS’s focus on its core businesses of drug stores and pharmaceutical benefits management. In addition, CVS is now trading about two P/E multiple points cheaper than Walgreens, appealing to our value instincts.

We also bought Mosaic, a leading fertilizer manufacturer and distributor. We have followed Mosaic for years believing that world population growth and the resulting increase in demand for food will increase the need for more and better fertilizers. Mosaic’s stock dropped sharply this quarter when competitor companies in Belarus and Russia announced an end to their pricing cartel. This is exactly the kind of short-term sell-off we love. Headlines focused on near-term problems gave us an opportunity to purchase a great company in a great industry with extremely high barriers to entry. Try opening a new fertilizer plant some time. Good luck. We also purchased real estate title insurance provider First American Financial Corp. (FAF), a current holding in all of our other mutual funds. We took advantage of a temporary price dip and added First American to Ariel Focus Fund. In addition, we bought independent oil and gas exploration and production company Apache Corp. (APA).

In last quarter’s letter we noted that stocks in the U.S. had become significantly less attractive, making us relatively more cautious. After another strong quarter for the market and an even stronger quarter for our fund, we are finding it harder to find new opportunities. We ended the quarter with an unusually large amount of cash, more than 6%. This cash was mainly the result of inflows but also from a dearth of new stocks meeting both our quality and value requirements. We believe the market is now fairly valued—definitely not as cheap as it was a year ago on our metrics. As a result, Ariel Focus Fund sports a somewhat more defensive stance. A market run might cause the portfolio to lag, but we believe prudence is in order at these valuation levels.

We appreciate the opportunity to serve you and welcome your questions or comments. Feel free to contact us at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy
Portfolio Manager

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Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND
The Fund pursues long-term capital appreciation.1

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2013
	3rd Quarter	1 Year	3 Year	5 Year	Life of Fund
Investor Class	+6.95%	+28.02%	+14.20%	+7.99%	+5.01%
Institutional Class +	+7.02	+28.36	+14.38	+8.09	+5.07
Russell 1000® Value Index	+3.94	+22.30	+16.25	+8.86	+5.80
S&P 500® Index	+5.24	+19.34	+16.27	+10.02	+6.49
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index

Financial services	21.40	29.21	17.62

Producer durables	17.84	10.29	11.19

Energy	15.14	14.91	10.48

Consumer discretionary	14.38	7.04	14.41

Health care	12.44	12.83	12.84

Technology	11.51	8.55	15.43

Consumer staples	5.74	5.33	8.73

Materials & processing	1.55	2.99	3.86

Utilities	0.00	8.87	5.44

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2013)*	Investor Class	Institutional Class
Net	1.25%	1.00%
Gross	1.54%	1.19%

TOP TEN EQUITY HOLDINGS
1	Stanley Black & Decker, Inc.	5.5%	6	Lockheed Martin Corp.	5.2%
2	International Business Machines Corp.	5.5%	7	Target Corp.	3.7%
3	National Oilwell Varco	5.4%	8	Johnson & Johnson	3.7%
4	Western Union Co.	5.4%	9	Snap-on Inc.	3.4%
5	Microsoft Corp.	5.3%	10	Walgreen Co.	3.4%

1As of 02/01/2013 Ariel Focus Fund has the ability to invest in common stocks of companies of any size.
+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*As of September 30, 2012, Ariel Focus Fund (Investor Class) had an annual net expense ratio of 1.25% and a gross expense ratio of 1.58%. As of September 30, 2012, Ariel Focus Fund (Institutional Class) had an annualized net expense ratio of 1.00% and an annualized gross expense ratio of 1.29%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap will continue to be 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

13

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: This was a disappointing quarter for Ariel Discovery Fund, as our return of +2.47% lagged the +7.59% return of the Russell 2000 Value Index and the +5.24% gain of the S&P 500 Index. Year-to-date, Ariel Discovery Fund has returned +19.67%, as compared to +23.07% for the Russell 2000 Value and +19.79% for the S&P 500 Index. We continue to trail the benchmark since inception due to a tough launch, but even with this tough quarter our two-year annual return of +27.18% is respectable compared to the Russell 2000 Value Index and the S&P 500 Index.

Ariel Discovery Fund Results Ended September 30, 2013
	3Q13	YTD	1 Year	2 Year	Since 01/31/11
Inception
Ariel Discovery Fund	+2.47%	+19.67%	+17.31%	+27.18%	+8.64%
Russell 2000 Value Index	+7.59%	+23.07%	+27.04%	+29.80%	+12.62%
S&P 500 Index	+5.24%	+19.79%	+19.34%	+24.65%	+13.05%

Top performers during the quarter were Furmanite Corp. (FRM), which gained +47.98%; Emergent BioSolutions Inc. (EBS), up +32.11%; and Gulf Island Fabrication, Inc. (GIFI), which returned +28.51%. On the downside were Vical Inc. (VICL), losing -60.38%; JAKKS Pacific, Inc. (JAKK), down -40.71% before it was sold, and Pendrell Corp. (PCO), which fell by -25.67% (although it remains up +52.67% year-to-date). Vical is discussed in detail below.

Year-to-date, our biggest contributors were Furmanite, which gained +84.36%; ARC Document Solutions Inc. (ARC), up +79.30%; and Market Leader, Inc. (LEDR), which rose by +68.40% before we sold it prior to the close of its acquisition by Trulia (TRLA). Vical has been our biggest loser year-to-date, falling by -57.39%. JAKKS dropped by -46.00%, and Rentech, Inc. (RTK) was down by -24.71%.

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As noted above, for the one-year period ending September 30, 2013, Ariel Discovery Fund gained +17.31% versus a gain of +27.04% for the Russell 2000 Value Index. Meanwhile, the S&P 500 Index gained +19.34% over the one-year period. The results were driven by individual stock results. Our two biggest contributors to performance were large holdings Market Leader Inc. (LEDR), up +64.63%, and Madison Square Garden Co. (MSG), which gained +50.34%. Top detractors for the past year were Vical Incorporated (VICL), down -71.36%, and Imation Corp. (IMN), which lost -26.65%.

Vical
We typically use these letters to discuss our approach to deep value investing, to outline the case for our favorite stocks, or to comment on trends in the market which we believe will affect our portfolio holdings. This quarter, however, we will share the story of a stock we have held for more than a decade which, at first glance, appears to have “blown up.” We want to explain why we have owned it, how our valuation work continues to indicate a bargain within our long-term discipline, and how we will evaluate the company going forward. Most importantly, we want to demonstrate why we think the company is on solid footing and continues to provide a great long-term investment opportunity.

On Monday, August 12th, after announcing that the Phase III trial of its Allovectin compound, a metastatic melanoma therapy, had failed, Vical stock dropped by 57%. Specifically, it did not meet either the primary endpoint of objective response rate or the secondary goal of overall survival. This result obviously disappointed the company, shareholders, and, most of all, cancer patients. Many had hoped this immunotherapy compound would revolutionize treatment for those battling this terrible disease.

Although we would have preferred a better outcome on Allovectin, our thesis for Vical was not a simple bet on its success. In our analysis, the company’s infectious disease platform – with multiple promising products –was worth well more than the $240 million enterprise value of Vical just prior to the announcement. We continue to believe that is the case. All along, we knew a Phase III failure for Allovectin would lead to a short-term hit to the stock, but we believed in the long-term, Vical was an undervalued infectious disease company. To us, Allovectin represented a free option on a cancer treatment with enormous upside potential. This option proved to be of no value, but our view on the rest of the company has not changed.

Due to the impending binary event surrounding Allovectin, we limited our position size. Indeed, we frequently reduced our weighting in the stock over the years when it traded higher. Just prior to the Allovectin announcement we had a weighting of roughly 3.5%, reflecting our view of extreme long-term undervaluation combined with near-term uncertainty. By comparison, our larger positions tend to be in the range of 5.0% to 6.0%, when we find severe dislocations but greater clarity.

Some History
We first bought Vical shares in late 2002 in our Ariel Micro-Cap Value Product as part of a “basket” of eight micro-cap biotechnology stocks combined to equal one normal position. A sustained market decline had left the industry in shambles, and we were able to buy the small positions in emerging companies for roughly half their net cash. True, we had limited insight into any specific early-stage compound’s approval, but we were able to own cheap assets—cash—and invest in science (difficult to value, but potentially quite valuable). As the market recovered in 2003, the stocks moved sharply higher, and we sold all except for Vical.

We held Vical and later built it into a normal-sized position in both our Ariel Micro-Cap Value Product and eventually Ariel Discovery Fund. We realized its shares were priced like a one-product, early-stage biotech company. In reality, Vical’s DNA delivery technology platform allowed it to build a deep, well-advanced pipeline of compounds whose potential outcomes are related but not identical. In addition, management did an outstanding job over time of partnering with larger pharmaceutical companies, enabling Vical to conserve cash and minimize dilution.

15

Products
Success with Allovectin would have led to significant upside, but its failure has no bearing on the likelihood of success for Vical’s infectious disease candidates:

ASP00113 (formerly TransVax) – This is a therapeutic vaccine for cytomegalovirus (CMV) in transplant patients. Vical has partnered with Astellas, granting an exclusive license in exchange for up to $130 million in payments and double-digit royalties. Astellas recently launched a Phase III for stem cell transplant, and is expected to begin a Phase II for solid organ transplant later this year.

CyMVectin – CMV vaccine for prevention of congenital infection. This could potentially be an opportunity of more than $2 billion for adolescent females. Vical is exploring partnerships for development of this promising compound.

Vaxfectin Adjuvant – This mixture is designed to increase immune responses when added to a vaccine. It has value either in Vical programs or as a technology for license or sale.

Herpes Simplex Program – This early stage program uses a Vaxfectin-formulated vaccine against HSV-2. The company expects to initiate a Phase I/II trial in late 2013.

Other – Vical also has a pandemic influenza rapid response technology, collaborations with Sanofi and Anges in angiogenesis, and two approved animal vaccines.

Given its current price of $1.25/share, the company’s enterprise value is a meager $38 million. To value Vical, we look at the company as a collection of assets held in cash ($70 million), product candidates, approved animal vaccines, and intellectual property in the form of its DNA technology platform. The company has one Phase III candidate being fully funded by a major global firm plus a number of potentially valuable assets. Thus we believe the valuation is extraordinarily low; in our opinion the market’s reaction to the Allovectin failure was wildly overdone.

For each of the prospective compounds, we estimate the following: market potential, Vical’s likely share upon approval, and the probability of success. We then calculate the probability-weighted revenues for each candidate, apply an appropriate price/sales multiple, and discount these values back to the present. Each compound then has a probabilistic present value. To err on the side of conservatism, we do not add in any value for the animal vaccines or for the DNA technology platform itself – thereby assigning no value to any potential future discoveries. Finally, to be extremely conservative, we assume that all cash including any raised from equity offerings or from Astellas will be spent, and we assume a doubling of the share count.

These calculations produce a fair value that is nearly 30% above the stock price before the Allovectin announcement. Again, there is uncertainty — as each compound will ultimately either have value or it will not—but we believe the risk/reward in the long-term continues to be in our favor. Success with any one compound could lead to a valuation far above current levels, and, as compounds advance, the likelihood of interest from larger pharmaceutical firms and the opportunity to monetize these assets increases.

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The key to our ownership going forward will be the actions of management and the Board of Directors. We have been impressed with CEO Vijay Samant’s stewardship of capital over the years and have communicated to him and his Board that the failed trial puts additional pressure on them in this regard. In our opinion, the company’s leadership needs to be open to further partnerships, asset sales and potentially even the sale of the company. Such actions should eliminate the need to raise capital at dilutive prices and therefore preserve and potentially enhance the value we believe exists in Vical. The duration and size of our ownership will depend greatly on how we view these issues. The company has already made significant cost reductions in recent weeks, and we believe that Vijay Samant and the Board of Directors will be focused on proper capital allocation.

Again, we were truly disappointed in the Allovectin results and never enjoy reporting news that hurts your returns. That said, we believe there is a great deal of value in Vical stock, and if correct, we expect to be rewarded for our patience. We will continue to monitor the actions of management and the Board closely and as a major shareholder we will strongly encourage them to act in owners’ interests.

Portfolio Comings and Goings
There were several deletions during the quarter. We sold out of Orion Energy Systems, Inc. (OESX), Ballantyne Strong, Inc. (BTN) and Gaiam, Inc. (GAIA) due to their small sizes, as we plan to focus on stocks with market capitalizations of at least $100 million going forward. We sold one of our original holdings, Madison Square Garden Co. (MSG), as it had grown from under $2 billion in market capitalization in early 2011 to over $4.5 billion. We eliminated JAKKS Pacific after its declining business caused it to issue a dilutive convertible bond, leading us to believe our thesis had dissolved. We sold the last of our position in Market Leader shortly before its deal to be acquired by Trulia closed. Finally, we sold our position in Vical to realize a tax loss in early September, but have repurchased the stock as of this writing as the necessary 31 days have passed.

We added three attractive new names during the quarter, as follows:

RealNetworks, Inc. (RNWK) — Based in Seattle, RealNetworks is best known for its RealPlayer media player software. The company has struggled in recent years, but we were attracted by the return of founder Rob Glaser to a company trading barely above its net cash and below our estimate of liquidation value. Since our initial purchase, the company has introduced RealPlayer Cloud, which along with other new products makes us confident that Mr. Glaser is likely to lead a successful turnaround.

Superior Industries Intl Inc. (SUP) — Los Angeles-based Superior is the leading wheel supplier to the North American auto industry. The company is solidly profitable, pays a dividend yielding over 4%, and has attractive long-term growth prospects if it is able to effectively increase its capacity. Yet the stock trades below book value, with no debt and significant excess cash.

Brooks Automation, Inc. (BRKS) — Based outside of Boston, Brooks produces semiconductor manufacturing equipment, and has recently expanded into the life sciences area. The company has a leadership position in tool automation for semiconductor makers. The company has a pristine balance sheet with excess cash, solid leadership under CEO Steve Schwartz, and currently trades for roughly its book value.

We appreciate the opportunity to serve you and welcome your questions or comments. Feel free to contact us at email@arielinvestments.com.

Sincerely,

17

Ariel Discovery Fund Performance Summary	Inception: January 31, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation and searches for a margin of safety1 by investing in small companies trading at significant discounts to their intrinsic values.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2013
	3rd Quarter	1 Year	Life of Fund
Investor Class	+2.47%	+17.31%	+8.64%
Institutional Class+	+2.53	+17.64	+8.87
Russell 2000® Value Index	+7.59	+27.04	+12.62
S&P 500® Index	+5.24	+19.34	+13.05
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund†	Index	Index

Technology	18.31	10.15	15.43

Financial services	17.83	38.41	17.62

Producer durables	16.18	14.32	11.19

Consumer discretionary	14.61	11.00	14.41

Energy	11.26	6.62	10.48

Materials & processing	9.06	5.66	3.86

Utilities	6.54	6.76	5.44

Health care	6.21	4.60	12.84

Consumer staples	0.00	2.48	8.73
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION (INVESTOR CLASS)

Expense Ratio (as of 9/30/2013)*	Investor Class	Institutional Class
Net	1.50%	1.25%
Gross	2.90%	1.93%

TOP TEN EQUITY HOLDINGS
1	First American Financial Corp.	5.7%	6	Rosetta Stone Inc.	3.3%
2	Contango Oil & Gas Co.	4.8%	7	Erickson Air-Crane, Inc.	3.0%
3	Cowen Group, Inc.	4.0%	8	POZEN Inc.	3.0%
4	International Speedway Corp.	3.9%	9	Pendrell Corp.	2.9%
5	Rentech, Inc.	3.4%	10	AV Homes, Inc.	2.7%

1Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.
+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*As of September 30, 2012 Ariel Discovery Fund (Investor Class) had an annual net expense ratio of 1.50% and an annual gross expense ratio of 5.18%. As of September 30, 2012, Ariel Discovery Fund (Institutional Class) had an annualized net expense ratio of 1.25% and an annualized gross expense ratio of 4.78%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees or reimburse expenses (the “Expense Cap”) in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap will continue to be 1.50% for the Investor Class and 1.25% for the Institutional Class.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

arielinvestments.com	18	800.292.7435

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: As you know, stocks continued a massive global rally this quarter. So we are happy to report a quarter of strong absolute performance and solid relative results. During the quarter, Ariel International Fund gained +11.03%, versus the MSCI EAFE Index, which returned +11.61%. Additionally, Ariel Global Fund rose +8.49%, topping the MSCI ACWI Index, which advanced +8.02%.

For the one-year period ending September 30, 2013, Ariel International Fund returned +28.11% versus +24.29% for the MSCI EAFE Index. Over the same period, Ariel Global Fund advanced +28.84% compared to the MSCI ACWI Index, which gained +18.37%. For both funds, the top contributing sector was information technology, while the top detracting sector was telecommunication services. For Ariel International Fund, on a stock specific basis, top contributors were Nokia Corp. and Roche Holding AG, gaining +158.31% and +49.23%, respectively. Detractors included NTT DoComo, Inc. and Nintendo Co., Ltd., sliding -2.20% and -9.83%, respectively. Top contributors for Ariel Global Fund were Nokia Corp. and Gilead Sciences, Inc. returning +155.49% and +89.48%, respectively. Detractors included NTT DoComo, Inc., returning -5.47%, and Mobistar SA, falling -19.63%, respectively.

Turning to philosophy and process, as we have mentioned before, we are true bottom-up stock pickers, but oftentimes market pressures bearing down on an area cause us to dive into that part of the market to find bargains. In our second-quarter 2013 letter, we explored how this tactic drove a significant weighting in Japanese stocks that worked very well and quite quickly. Mind you, we did not “bet” on Japan, but rather used the market’s pessimism toward its overall economy in order to initiate positions in thriving multinationals that happened to be headquartered in Japan.

In this quarter’s letter we will explore a more recent, similar move: our international and global portfolios now have significant overweightings (versus their benchmarks) in health care stocks. To some this positioning may represent a very different tactic—a sector stance versus a geographical one. To our minds the idea is very similar, however: Market pressures drove low prices for a large group of securities from which we hand-pick wonderful companies for our portfolios. It makes little difference to us whether negativity compresses stock prices in a country, region, sector, or industry; what matters is the gems such pressure creates.

19

We think the history of the health care sector over the last quarter-century has been shaped largely by heuristics, mental shortcuts used to make decision-making easier, as well as behavioral biases. In the 1990s, the health care sector was globally a darling of growth investors. Investors worldwide saw gradual revenue gains, wonderful margins, and massive cash flows and created a heuristic explanation for it. Specifically, investors reasoned, the population in the developed world was getting older, creating a vast, long-term demand for drugs, medical devices, etc. This story, which of course was rooted in reality, ultimately became overly simplistic: Health care is a growth sector, and therefore its stocks deserve to be priced at a premium to the market. Indeed, during the massive global rally from their January 31, 1992 inception dates through March 31, 2000, the DJ Global Health Care Index’s +220.07% total gain topped the DJ Global Index’s +198.47% return.

When a complex narrative based on reality becomes overly simplistic, groupthink replaces actual analysis. As such, the market created very rosy forecasts for health care companies that were inevitably too good to be true. But as optimism peaked, key health care companies encountered short-term issues. A wave of key drugs faced patent expirations, but with relatively few new approved drugs to replace them. Thus, pharmaceutical giants were unable to meet revenue and earnings targets. So the market created a new gloomy heuristic to explain disappointing numbers in the beginning of the new century. Health care companies, the argument went, had gotten fat and happy (and therefore lazy) in the heyday of the 1990s and were now doomed to slow growth because their scientific creativity had waned. Thus, in the two multi-year global rallies of this century, health care stocks have lagged. From January 2004 to October 2007, the DJ Global Index gained a total +85.04%, but the health care sector index gained just +40.85%. Similarly, from March 2009 to April 2011, the DJ Global Health Care Index returned +65.48%, well below the +103.98% leap of the broad global index.

The experience of specific companies, of course, differed from firm to firm but followed the general pattern. Below we will explain the current opportunities we see in the stocks of Johnson & Johnson and Roche, but first we will describe how they got there.

Johnson & Johnson was a true favorite in the 1990s mega-cap bull market, with its glory days persisting until the end of 2002. From that point through 2010, it hit a relative rough patch. During the 1991 to 2002 period, Johnson & Johnson’s revenues gained a remarkable +10.2% annually; in the subsequent period they slipped to a still-solid +6.8%. Its earnings decline was not as steep. The company compounded earnings per share (EPS) at a remarkable +13.6% in the 1990s and early 2000s period before slipping to +10.4% annually in the second era. Its price/earnings (P/E) ratios showcased its increasing popularity in the first period, as well as its fall from grace. Johnson & Johnson’s earnings multiple soared from 26.1x in 1991 to a lofty 37.6x in 1998 before drifting down in the bear market to 24.9x at the end of 2002. From there it plummeted, however, to a low of just 12.9x at the end of 2010. Note that while investors chopped its P/E multiple in half from 2002 to 2010, its earnings per share more than doubled.

Roche’s story is different, and even more provocative. Its revenue growth has been quite steady, shifting only slightly from 9% in the 1991 to 2005 period down to 8% in the 2005 to 2012 period. Its earnings and P/E multiple, however, have been more jumpy throughout the multi-decade period, largely because Roche has had negative earnings years such as 1997 and 2002. Still, there is a very clear drop in sentiment in the recent period not reflected in fundamental results. That is, in 2005 Roche earned $1.37 per share, rising to $3.02 per share last year—a growth rate of +11.9% annually—without any negative earnings years. The recent steady growth is far better, we think, than the volatile rise of +9.8% per year from 1991 to 2005. And yet the market chopped Roche’s P/E ratio in half, from 27.3x in 2005 to 13.6x in 2011 (before it recovered a bit recently).

arielinvestments.com	20	800.292.7435

What we see, then, is two companies with very long, strong track records before one even considers any details about the businesses—and both stocks are much cheaper than they have been historically. That prompted us to investigate, and when we dove deeply we got even more interested.

After its slide in the current century, Johnson & Johnson took the opportunity to reinvigorate itself. Alex Gorsky, who became CEO in 2012, led a major transformation; he charged his new operations head, Sandra Peterson, with structural improvements across the company. On the pharmaceutical side, it refocused its Research & Development (R&D) on blockbuster segments such as anti-coagulants and oncology. In its medical technology division, the company boldly exited the underperforming drug-eluding stent business and deployed foreign cash through the acquisition of high-margin specialty implant maker Synthes, a Swiss company. Johnson & Johnson even bolstered its consumer brands such as Neutrogena and Band-Aid, which offer lower margins but steady cash flows. More importantly, it has gotten past the embarrassing 2010 recalls of the children’s versions of Tylenol, Motrin, Zyrtec and Benadryl, and all four are now back on the shelves. We always look forward, even when analyzing a 127-year old company, and at this point see a lean, mean heavyweight ready to compete.

In our view, Roche has traditionally been misunderstood. It has generally been priced as a traditional pharmaceutical company, but in reality it functions as a biotechnology giant. That is, after fully acquiring long-time partner Genentech, 70% of its revenues come from biologics, which have much higher margins than traditional compounds. This structure allows the company to fund the world’s largest pharmaceutical R&D budget of $9 billion annually. It homes in on targeted therapy cancer drugs in particular. While most competitors are still at the nascent stage of evaluation, Roche already has some of these personalized treatments on the market and many in late-stage development. Roche is at the forefront of immunotherapy—drugs eliciting the body’s natural immune system. Such drugs potentially offer a breakthrough, curing certain types of cancer, meaning patients now measure success in somewhat lengthened lifespans. With many drugs already on the market and this type of very promising pipeline, we have a hard time seeing the company as a slow grower.

We hope this level of detail explains the difference between backdrop and foreground, which work in concert in such a situation. That is, the backdrop is negativity related to a set of stocks, whether they be competitors in an industry, domiciled in the same country or exposed to a certain macroeconomic expectation. It matters, but largely insofar as it causes expectations and prices to drop. In the foreground are the companies themselves. The aforementioned details about individual companies, which of course are just the headlines to our diligent research, demonstrate that a good business on an even better trajectory is most important to us. When the two combine, we see a beautiful picture.

We appreciate the opportunity to serve you and welcome your questions or comments. Feel free to contact us at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali
Portfolio Manager

21

Ariel International Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing primarily in companies outside the U.S. in developed international markets.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2013
	3rd Quarter	1 Year	Life of Fund
Investor Class	+11.03%	+28.11%	+13.66%
Institutional Class	+11.05	+28.42	+13.88
MSCI EAFE® Index	+11.61	+24.29	+19.90
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS1 (%)
	Ariel	MSCI
	International	EAFE
	Fund†	Index

Information technology	19.85	4.33

Financials	17.76	25.43

Consumer discretionary	17.04	11.82

Consumer staples	15.45	11.22

Health care	11.53	9.95

Telecommunication services	7.03	5.46

Energy	4.15	6.87

Utilities	3.36	3.71

Industrials	3.24	13.00

Materials	0.59	8.21
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

Japan	19.21
U.K.	15.96
Switzerland	14.54
Germany	9.35
China	5.78
Netherlands	5.44
Italy	5.14
U.S.	4.47
Finland	4.08
France	2.98
Ireland	2.82
Canada	2.80
Sweden	1.89
Luxembourg	1.57
Hong Kong	1.36
Spain	1.18
Norway	0.68
Singapore	0.45
Czech Republic	0.30

TOP TEN COMPANIES^
1	Roche Holding AG	5.1%
2	Deutsche Boerse AG	4.8%
3	Koninklijke Ahold NV	4.6%
4	GlaxoSmithKline plc	3.8%
5	Tesco plc	3.6%
6	Nokia Corp.	3.4%
7	Snam SpA	2.8%
8	China Mobile Ltd.	2.7%
9	Nestle SA	2.7%
10	Shimamura Co., Ltd.	2.5%
^ For the purposes of determining the Fund’s top ten companies, securities of the same issuer are aggregated.

Expense Ratio (as of 9/30/2013)*	Investor Class	Institutional Class
Net	1.40%	1.15%
Gross	9.36%	6.53%

1The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

*As of September 30, 2012 Ariel International Fund (Investor Class) had an annualized net expense ratio of 1.40% and an annualized gross expense ratio of 17.00%. As of September 30, 2012, Ariel International Fund (Institutional Class) had an annualized net expense ratio of 1.15% and an annualized gross expense ratio of 15.70%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees or reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class, and 1.00% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap will continue to be 1.40% for the Investor Class and 1.15% for the Institutional Class.

Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market weighted index of companies in developed markets, excluding the U.S. and Canada. An investor cannot invest directly in an index.

arielinvestments.com	22	800.292.7435

Ariel Global Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing primarily in companies both within and outside the U.S., in countries with developed or emerging markets.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2013
	3rd Quarter	1 Year	Life of Fund
Investor Class	+8.49%	+28.84%	+15.68%
Institutional Class	+8.50%	+29.15%	+15.97%
MSCI AC World IndexSM	+8.02%	+18.37%	+18.28%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS1 (%)
	Ariel	MSCI
	Global	AC World
	Fund†	Index

Health care	20.92	10.11

Information technology	20.22	12.07

Financials	13.80	21.57

Consumer discretionary	13.51	11.87

Consumer staples	11.32	9.99

Telecommunication services	7.07	4.17

Industrials	5.35	10.79

Energy	4.29	9.87

Materials	2.00	6.26

Utilities	1.52	3.29
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

U.S.	41.37
U.K.	11.75
Switzerland	9.63
Japan	7.77
China	5.34
Germany	5.32
Netherlands	3.86
Finland	2.55
France	2.51
Italy	2.32
Ireland	2.29
Canada	1.38
Hong Kong	0.99
Spain	0.81
Luxembourg	0.66
Turkey	0.47
Brazil	0.45
Czech Republic	0.28
Sweden	0.14
Singapore	0.11

TOP TEN COMPANIES^
1	Microsoft Corp.	4.5%
2	Johnson & Johnson	4.2%
3	Roche Holding AG	4.1%
4	Gilead Sciences, Inc.	3.5%
5	Koninklijke Ahold NV	3.1%
6	Deutsche Boerse AG	3.1%
7	China Mobile Ltd.	2.8%
8	Tesco plc	2.6%
9	Quest Diagnostics Inc.	2.4%
10	GlaxoSmithKline plc	2.3%
^ For the purposes of determining the Fund’s top ten companies, securities of the same issuer are aggregated.

Expense Ratio (as of 9/30/2013)*	Investor Class	Institutional Class
Net	1.40%	1.15%
Gross	5.37%	2.51%

1The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

*As of September 30, 2012 Ariel Global Fund (Investor Class) had an annualized net expense ratio of 1.40% and an annualized gross expense ratio of 12.33%. As of September 30, 2012, Ariel Global Fund (Institutional Class) had an annualized net expense ratio of 1.15% and an annualized gross expense ratio of 4.07%. Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees or reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class, and 1.00% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2016. Through January 31, 2014, the Expense Cap will continue to be 1.40% for the Investor Class and 1.15% for the Institutional Class.

Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. An investor cannot invest directly in an index.

23

As with many of our Deep Value holdings, we believe that Cowen Group, Inc. (COWN) is an underfollowed and widely misunderstood small-cap company, providing an attractive risk/reward profile at current prices. Cowen Group was formed when Cowen Holdings, a boutique investment bank with roots dating back to 1918, was purchased by Ramius LLC in 2009. The venerable Cowen brand remains, but top management is made up primarily of members of RCG Holdings LLC, which founded Ramius, an alternative asset manager, in 1994. Ramius is a highly successful and well respected alternative asset manager with roughly $9 billion in assets under management and an outstanding track record in product lines such as U.S. Small Activist, Global Long/Short Credit, Healthcare Royalty, Real Estate, and Alternative Solutions.

Extraordinary Leadership
Cowen Group’s seasoned management team is led by CEO Peter Cohen, who was CEO of Shearson Lehman from 1983 to 1990. Ramius Chair and Cowen Group Vice Chair Thomas Strauss rose to President of Salomon Brothers in 1986. Ramius purchased Cowen in 2009 to ensure a permanent capital base, but internal and external challenges in the investment banking and brokerage businesses led to a very difficult period for the combined company. Jeff Solomon, an original Ramius executive, is now leading Cowen & Co., the investment bank and brokerage arm, through a drastic overhaul which appears to be successfully taking hold. Finally, Michael Singer was brought in to lead Ramius in 2012 from Third Avenue Management, where he was Head of Alternative Investments. This is a savvy team with decades of experience on both sides of the business; we have been extraordinarily impressed with them in our series of meetings over the past couple of years, as well as by the actions they have taken to build the business and maximize shareholder value. We take great comfort in knowing insiders own more than 20% of the company.

A Unique Collection of Assets
The combination of the two businesses creates a firm with three profit centers: asset management; a research-driven investment bank with a full suite of advisory and capital markets capabilities; as well as invested firm capital. Ramius has a history of wisely investing firm capital to drive growth in its operating businesses. A very significant portion of the firm’s highly liquid balance sheet is invested alongside Ramius investment management clients; since 1999, Ramius has generated a 16% Return on Equity (ROE) with its internal capital. Ramius’s business model is highly scalable—it could manage up to $20 billion on its current platform. And finally, Cowen & Co. appears to have turned the corner as it is well-positioned to serve active investment managers and growth companies with a vastly improved cost structure.

Attractive Valuation
Despite a substantial year-to-date gain, Cowen Group shares still trade at just 80% of its book value. Yet, we believe all three business lines will generate solid long-term returns. In our opinion, the struggles at the broker-dealer have masked the value of Ramius and of the company’s asset base. Not to mention a deferred tax asset from past losses that will become very valuable as the combined company returns to profitability. We view COWN stock as undervalued by 40% or more at current levels, and most importantly, we believe the asset base provides the margin of safety1 which we seek in all of our Deep Value holdings.

1 Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

arielinvestments.com	24	800.292.7435

Harman Intl Industries Inc. (HAR) is a maker of high fidelity audio and infotainment systems with headquarters in Stamford, CT. It is a well-known global brand, admired by professionals and consumers alike. Harman has a long-standing reputation providing premium audio and infotainment solutions in the luxury car market, including BMW and Mercedes. Its superior and reliable quality has made Harman the audio speaker of choice for mission critical live events, such as major rock concerts and the Democratic Convention.

Our Investment Opportunity
In recent years, despite its position as a dominant player in its chosen markets, the company has seen declining sales and earnings even as their peers in the auto parts sector were experiencing robust recoveries. Despite its product superiority and pricing power, the company had become complacent about its cost structure which led to the loss of a key customer. To make matters worse, the lucrative contract was lost just as car demand plummeted.

With the company reeling under both revenue and earnings pressure, its board brought in a new management team from outside the industry. With a fresh perspective, the new CEO, Dinesh Paliwal, identified the need to improve the cost structure, while also expanding revenue potential. A key component of his vision was to move from a product-based approach to a highly customizable, flexible, platform-based approach. This disruptive strategy would enable the company to profitably deliver innovation at the high end, and value in mid-priced vehicles, thereby expanding the market opportunity and lowering costs at the same time.

Our Insight
From our contrarian vantage point, a win-win situation was clearly emerging - not only would Harman benefit from an expanded marketplace securing high, mid and mainstream entry-level car segments, it would also help its customers differentiate their product by offering more compelling features at attractive prices. With our patient view, we could see an inflection point emerging in the form of new design wins and growing order backlogs which would inevitably drive higher revenues and earnings.

During a bold but painful transition, Harman suffered several years of weaker earnings amidst falling margins. Our research clearly suggested that the low margins were due to the high cost structure “sins of the past” which did not portend the future. With every earnings disappointment, the stock fell and the valuation simultaneously became more attractive which presented a terrific accumulation opportunity. We slowly and deliberately built our position while averaging down on the stock as it fell, waiting for our thesis to unfold.

Attractive Valuation
Recently the shares of Harman have rallied as investors are beginning to appreciate the transformational strategy and its full potential. We believe the best is yet to come and we continue to own the shares.

25

Jones Lang LaSalle Inc. (JLL) is a leading financial and professional services firm specializing in real estate. With over 200 corporate offices worldwide and operations in more than 1,000 locations in 70 countries, the company offers integrated real estate and investment management services to owner, occupier, investor and developer clients.

Full Service Provider of Commercial Real Estate Services
Jones Lang LaSalle is a “one-stop shop” for all things real estate related for its clients. An increasing number of corporate clients are asking that they be serviced not only geographically, but also across product lines. Jones Lang LaSalle possesses the global scale required to serve the complex needs of these clients. In fact, the company is one of a few firms that offers sales and leasing advisory-related transaction services; outsourcing property and facility management; project and development services; as well as investment management. LaSalle Investment Management is one of the world’s largest and most diversified real estate investment management firms with $46 billion of assets under management as of this past June.

Outsourcing Adoption Represents an Attractive Growth Vehicle
Jones Lang LaSalle is a global leader in a critical niche where scale is crucial to large and multinational companies. As companies focus on their core competencies, the trend in outsourcing of professional real estate services continues. As one of the largest global single-source service providers, Jones Lang LaSalle should benefit while taking market share from smaller regional and local firms. These gains in outsourcing should drive strong growth in the company’s property and facilities management services business, and also create a greater percentage of recurring revenues and a more stable profit base in the company’s operating model. In fact, approximately 55% of its business is contractual or recurring in nature. We expect Jones Lang LaSalle to benefit from outsourcing trends as businesses look to save valuable resources, specifically, time and money, by hiring external experts to manage their real estate needs.

LaSalle Investment Management
We remain convinced that market participants fail to recognize the inherent value in Jones Lang LaSalle’s investment management business. We expect capital to continue to flow into real estate given the under-allocation of the asset class by many institutional funds. Additionally, real estate is perfect for those in search for yield. By our estimates, the investment management business on its own is worth nearly $30 per share, or just over one-fourth of our estimated private market value for the company.

Attractive Valuation
With its solid cash flows and investment grade balance sheet, Jones Lang LaSalle is positioned to increase its market share as it leverages its real estate services across its global footprint. At its current valuation, the stock is trading at less than 13x our forward twelve month cash earnings estimate and a 20% discount to our estimate of private market value.

arielinvestments.com	26	800.292.7435

Stanley Black & Decker, Inc. (SWK) is the leading manufacturer of tools, and the second largest provider of commercial security solutions and engineered fasteners used in everything from cars to medical equipment. In 2009, the company resulted from a merger of Stanley Works and Black & Decker. The company controls a stable of well-respected brands, including DeWalt, Bostitch and Emhart, in addition to its namesakes.

Headwinds and Missteps
The company has faced two key headwinds over the last several years. First, the housing downturn took a steep toll on Stanley Black & Decker’s construction and do-it-yourself tools segment. Revenue in the segment declined 24% in 2009 and has yet to recover to pre-recession levels. The company not only had to manage a once-in-a-lifetime demand shock, but also the integration of the largest merger in its history. Four years later, with the housing market yet to recover, the company has achieved new profitability highs in the tools segment, which far exceeded initial cost savings estimates from the Black & Decker merger. Second, Europe has been a challenge following the acquisition of Swedish security company Niscayah for $1.2 billion in 2011. The acquisition proved ill-timed, as the European market for commercial security services has been sluggish and Niscayah’s profitability has failed to meet expectations. Management has acknowledged this rare misstep and has been working to consolidate the security business under the Stanley brand.

Driving Organic Growth
Historically, Stanley Black & Decker has grown via acquisitions, completing more than 50 over the last decade. Newly acquired companies are subject to the Stanley Fulfillment System, which drives improvements in working capital and return on investment. In the third quarter of 2012, management announced it was taking a break from large acquisitions to focus on driving organic growth. The same apparatus that has integrated new acquisitions in the past is now tasked with capitalizing on internal expansion opportunities, such as emerging markets, healthcare and oil pipelines. Management expects these initiatives to generate $850 million of incremental revenue, while helping set the stage for long-term growth. Investors are not giving the company credit for the value of these initiatives or for the potential upside as the company’s end-markets recover over the coming years.

Attractive Valuation
With residential housing, commercial construction and the European economy still performing below normalized levels, Stanley Black & Decker’s management team has been operating well in a tough environment. As of September 30, 2013, shares traded at a 16% discount to our estimate of private market value of $108.03.

27

Ariel Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2011	2012	2013	2011	2012	2013	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/13	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Symmetry Medical Inc.	SMA	8.16	7.44	12.83	0.36	0.57	0.50	22.7	14.3	16.3	304
Contango Oil & Gas Co.	MCF	36.75	33.22	52.64	4.41	3.79	3.24	8.3	9.7	11.3	558
International Speedway Corp.	ISCA	32.30	24.22	35.77	1.54	1.40	1.50	20.9	23.0	21.5	854
MTS Systems Corp.	MTSC	64.35	41.42	65.47	3.42	3.77	3.87	18.8	17.1	16.6	1,004
Interface, Inc.	TILE	19.84	12.94	20.30	0.67	0.62	0.84	29.6	32.0	23.6	1,313
U.S. Silica Holdings Inc.	SLCA	24.90	12.37	28.50	0.60	1.50	1.64	41.5	16.6	15.2	1,324
Brady Corp.	BRC	30.50	29.11	36.45	2.54	2.38	2.04	12.0	12.8	15.0	1,476
Simpson Manufacturing Co., Inc.	SSD	32.57	27.49	34.33	1.12	1.01	1.11	29.1	32.2	29.3	1,582
Janus Capital Group Inc.	JNS	8.51	7.68	10.18	0.85	0.65	0.69	10.0	13.1	12.3	1,613
Meredith Corp.	MDP	47.62	29.27	49.10	2.85	2.87	3.04	16.7	16.6	15.7	1,733
Littelfuse, Inc.	LFUS	78.22	47.75	83.79	4.21	4.11	4.51	18.6	19.0	17.3	1,750
DeVry Inc.	DV	30.56	20.37	34.51	3.94	3.04	2.58	7.8	10.1	11.8	1,925
Fair Isaac Corp.	FICO	55.28	40.47	55.80	2.17	2.68	2.95	25.5	20.6	18.7	1,946
Charles River Laboratories Intl Inc.	CRL	46.26	35.54	48.73	2.56	2.75	2.88	18.1	16.8	16.1	2,270
First American Financial Corp.	FAF	24.35	20.39	27.40	0.86	1.70	1.88	28.3	14.3	13.0	2,604
Bristow Group Inc.	BRS	72.76	48.10	73.97	3.60	1.73	3.78	20.2	42.1	19.2	2,645
Bio-Rad Laboratories, Inc.	BIO	117.56	99.00	127.17	7.25	7.05	6.75	16.2	16.7	17.4	2,763
Anixter Intl Inc.	AXE	87.66	54.11	89.61	5.94	5.32	6.23	14.8	16.5	14.1	2,852
Sotheby’s	BID	49.13	27.98	49.60	2.49	1.58	1.79	19.7	31.1	27.4	3,357
City National Corp.	CYN	66.66	46.83	71.88	3.21	3.83	3.95	20.8	17.4	16.9	3,624
Madison Square Garden Co.	MSG	58.07	39.04	63.44	1.35	1.72	1.93	43.0	33.8	30.1	3,674
Washington Post Co.	WPO	611.35	327.00	613.84	17.68	25.02	25.13	34.6	24.4	24.3	3,817
Jones Lang LaSalle Inc.	JLL	87.30	72.56	101.46	4.99	5.61	6.11	17.5	15.6	14.3	3,879
Dun & Bradstreet Corp.	DNB	103.85	70.38	112.10	5.58	6.67	7.22	18.6	15.6	14.4	4,029
Lazard Ltd	LAZ	36.02	26.15	39.50	1.31	1.20	1.75	27.5	30.0	20.6	4,649
International Game Technology	IGT	18.93	12.37	21.20	1.12	1.13	1.43	17.0	16.7	13.2	4,937
IDEX Corp.	IEX	65.25	39.74	65.32	2.76	2.89	3.42	23.6	22.6	19.1	5,335
KKR & Co. L.P.	KKR	20.58	13.35	21.78	0.73	2.90	2.25	28.2	7.1	9.1	5,718
Snap-on Inc.	SNA	99.50	70.38	101.67	4.71	5.13	5.88	21.1	19.4	16.9	5,788
Gannett Co., Inc.	GCI	26.79	16.35	26.96	2.23	2.43	2.28	12.0	11.0	11.8	6,139
Hospira, Inc.	HSP	39.22	28.62	42.60	3.06	2.01	2.20	12.8	19.5	17.8	6,497
Interpublic Group of Cos., Inc.	IPG	17.18	9.38	17.55	0.77	0.87	0.94	22.3	19.7	18.3	7,253
CBRE Group, Inc.	CBG	23.13	16.86	25.69	1.12	1.38	1.60	20.7	16.8	14.5	7,667
McCormick & Co., Inc.	MKC	64.70	60.75	75.26	2.80	3.06	3.17	23.1	21.1	20.4	7,755
Newell Rubbermaid Inc.	NWL	27.50	18.80	28.47	1.59	1.70	1.83	17.3	16.2	15.0	7,920
Royal Caribbean Cruises Ltd.	RCL	38.28	29.96	40.71	2.80	1.84	2.38	13.7	20.8	16.1	8,408
Mohawk Industries, Inc.	MHK	130.25	77.67	134.75	3.79	4.48	6.55	34.4	29.1	19.9	9,445
Western Union Co.	WU	18.66	11.93	19.11	1.65	1.85	1.50	11.3	10.1	12.4	10,299
Nordstrom, Inc.	JWN	56.20	50.94	63.34	3.18	3.61	3.65	17.7	15.6	15.4	10,953
J.M. Smucker Co.	SJM	105.04	81.60	114.72	5.20	5.78	6.33	20.2	18.2	16.6	11,042

Note: Holdings are as of September 30, 2013. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2013 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2013 stock price.

arielinvestments.com	28	800.292.7435

Ariel Appreciation Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2011	2012	2013	2011	2012	2013	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/13	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Contango Oil & Gas Co.	MCF	36.75	33.22	52.64	4.41	3.79	3.24	8.3	9.7	11.3	558
International Speedway Corp.	ISCA	32.30	24.22	35.77	1.54	1.40	1.50	20.9	23.0	21.5	854
Janus Capital Group Inc.	JNS	8.51	7.68	10.18	0.85	0.65	0.69	10.0	13.1	12.3	1,613
DeVry Inc.	DV	30.56	20.37	34.51	3.94	3.04	2.58	7.8	10.1	11.8	1,925
Apollo Group, Inc.	APOL	20.81	15.98	29.47	4.48	3.33	1.91	4.6	6.2	10.9	2,338
First American Financial Corp.	FAF	24.35	20.39	27.40	0.86	1.70	1.88	28.3	14.3	13.0	2,604
Bristow Group Inc.	BRS	72.76	48.10	73.97	3.60	1.73	3.78	20.2	42.1	19.2	2,645
Bio-Rad Laboratories, Inc.	BIO	117.56	99.00	127.17	7.25	7.05	6.75	16.2	16.7	17.4	2,763
Sotheby’s	BID	49.13	27.98	49.60	2.49	1.58	1.79	19.7	31.1	27.4	3,357
City National Corp.	CYN	66.66	46.83	71.88	3.21	3.83	3.95	20.8	17.4	16.9	3,624
Madison Square Garden Co.	MSG	58.07	39.04	63.44	1.35	1.72	1.93	43.0	33.8	30.1	3,674
Jones Lang LaSalle Inc.	JLL	87.30	72.56	101.46	4.99	5.61	6.11	17.5	15.6	14.3	3,879
Lazard Ltd	LAZ	36.02	26.15	39.50	1.31	1.20	1.75	27.5	30.0	20.6	4,649
International Game Technology	IGT	18.93	12.37	21.20	1.12	1.13	1.43	17.0	16.7	13.2	4,937
KKR & Co. L.P.	KKR	20.58	13.35	21.78	0.73	2.90	2.25	28.2	7.1	9.1	5,718
Snap-on Inc.	SNA	99.50	70.38	101.67	4.71	5.13	5.88	21.1	19.4	16.9	5,788
Gannett Co., Inc.	GCI	26.79	16.35	26.96	2.23	2.43	2.28	12.0	11.0	11.8	6,139
Hospira, Inc.	HSP	39.22	28.62	42.60	3.06	2.01	2.20	12.8	19.5	17.8	6,497
Interpublic Group of Cos., Inc.	IPG	17.18	9.38	17.55	0.77	0.87	0.94	22.3	19.7	18.3	7,253
Towers Watson	TW	106.96	49.74	108.34	4.81	5.37	5.73	22.2	19.9	18.7	7,399
CBRE Group, Inc.	CBG	23.13	16.86	25.69	1.12	1.38	1.60	20.7	16.8	14.5	7,667
Newell Rubbermaid Inc.	NWL	27.50	18.80	28.47	1.59	1.70	1.83	17.3	16.2	15.0	7,920
Tiffany & Co.	TIF	76.62	55.83	83.33	3.40	3.25	3.61	22.5	23.6	21.2	9,803
Western Union Co.	WU	18.66	11.93	19.11	1.65	1.85	1.50	11.3	10.1	12.4	10,299
Nordstrom, Inc.	JWN	56.20	50.94	63.34	3.18	3.61	3.65	17.7	15.6	15.4	10,953
J.M. Smucker Co.	SJM	105.04	81.60	114.72	5.20	5.78	6.33	20.2	18.2	16.6	11,042
Blackstone Group L.P.	BX	24.89	13.31	25.61	1.38	1.77	2.30	18.0	14.1	10.8	11,658
Northern Trust Corp.	NTRS	54.39	45.93	62.02	2.50	2.81	3.05	21.8	19.4	17.8	13,059
Zimmer Holdings, Inc.	ZMH	82.14	61.97	85.08	5.14	5.67	6.15	16.0	14.5	13.4	13,927
Stanley Black & Decker, Inc.	SWK	90.57	66.18	92.36	5.94	5.38	6.51	15.2	16.8	13.9	14,498
Coach, Inc.	COH	54.53	45.87	61.94	3.23	3.63	3.77	16.9	15.0	14.5	15,323
St. Jude Medical, Inc.	STJ	53.64	30.25	54.36	3.49	3.65	3.91	15.4	14.7	13.7	15,405
Omnicom Group Inc.	OMC	63.44	45.11	70.50	3.49	3.76	4.17	18.2	16.9	15.2	16,554
T. Rowe Price Group, Inc.	TROW	71.93	62.34	80.26	2.92	3.36	3.83	24.6	21.4	18.8	18,712
Carnival Corp.	CCL	32.64	32.07	39.95	2.36	1.91	1.57	13.8	17.1	20.8	19,309
AFLAC Inc.	AFL	61.99	47.20	63.63	6.27	6.60	6.20	9.9	9.4	10.0	28,831
CBS Corp.	CBS	55.16	31.84	57.47	2.05	2.65	3.16	26.9	20.8	17.5	31,194
Franklin Resources, Inc.	BEN	50.55	41.15	56.54	2.92	3.13	3.64	17.3	16.1	13.9	32,109
Thermo Fisher Scientific Inc.	TMO	92.15	57.21	94.74	4.16	4.93	5.35	22.2	18.7	17.2	33,222
Illinois Tool Works Inc.	ITW	76.27	58.20	78.56	4.11	4.36	4.78	18.6	17.5	16.0	34,160
Viacom, Inc.	VIAB	83.58	47.61	85.22	3.98	4.42	4.95	21.0	18.9	16.9	35,587

Note: Holdings are as of September 30, 2013. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2013 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2013 stock price.

29

Ariel Focus Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2011	2012	2013	2011	2012	2013	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/13	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
DeVry Inc.	DV	30.56	20.37	34.51	3.94	3.04	2.58	7.8	10.1	11.8	1,925
Apollo Group, Inc.	APOL	20.81	15.98	29.47	4.48	3.33	1.91	4.6	6.2	10.9	2,338
First American Financial Corp.	FAF	24.35	20.39	27.40	0.86	1.70	1.88	28.3	14.3	13.0	2,604
Snap-on Inc.	SNA	99.50	70.38	101.67	4.71	5.13	5.88	21.1	19.4	16.9	5,788
Hospira, Inc.	HSP	39.22	28.62	42.60	3.06	2.01	2.20	12.8	19.5	17.8	6,497
Western Union Co.	WU	18.66	11.93	19.11	1.65	1.85	1.50	11.3	10.1	12.4	10,299
Blackstone Group L.P.	BX	24.89	13.31	25.61	1.38	1.77	2.30	18.0	14.1	10.8	11,658
Mosaic Co.	MOS	43.02	39.75	64.65	4.40	4.08	3.23	9.8	10.5	13.3	12,786
Zimmer Holdings, Inc.	ZMH	82.14	61.97	85.08	5.14	5.67	6.15	16.0	14.5	13.4	13,927
Stanley Black & Decker, Inc.	SWK	90.57	66.18	92.36	5.94	5.38	6.51	15.2	16.8	13.9	14,498
Omnicom Group Inc.	OMC	63.44	45.11	70.50	3.49	3.76	4.17	18.2	16.9	15.2	16,554
Chesapeake Energy Corp.	CHK	25.88	16.23	27.46	2.80	0.42	1.49	9.2	61.6	17.4	17,224
DIRECTV	DTV	59.75	47.71	67.85	3.47	4.58	4.80	17.2	13.1	12.5	32,819
Apache Corp.	APA	85.14	67.91	89.17	11.79	9.62	8.20	7.2	8.9	10.4	33,155
National Oilwell Varco	NOV	78.11	63.08	82.47	4.70	5.83	5.35	16.6	13.4	14.6	33,393
Illinois Tool Works Inc.	ITW	76.27	58.20	78.56	4.11	4.36	4.78	18.6	17.5	16.0	34,160
Bank of New York Mellon Corp.	BK	30.19	22.42	32.36	2.34	2.03	2.30	12.9	14.9	13.1	34,733
Baxter Intl Inc.	BAX	65.69	59.67	74.60	4.41	4.53	4.88	14.9	14.5	13.5	35,656
Target Corp.	TGT	63.98	58.01	73.50	4.24	4.37	3.88	15.1	14.6	16.5	40,379
Lockheed Martin Corp.	LMT	127.55	85.88	131.60	10.02	10.06	9.90	12.7	12.7	12.9	40,936
Walgreen Co.	WAG	53.80	31.88	56.84	2.80	2.72	3.25	19.2	19.8	16.6	50,841
Morgan Stanley	MS	26.95	15.95	29.50	1.26	1.59	1.90	21.4	16.9	14.2	52,783
CVS Caremark Corp.	CVS	56.75	44.33	62.36	2.80	3.43	4.30	20.3	16.5	13.2	69,710
Goldman Sachs Group, Inc.	GS	158.21	113.23	170.00	4.51	14.13	15.00	35.1	11.2	10.5	71,053
JPMorgan Chase & Co.	JPM	51.69	38.83	56.93	4.48	5.20	5.70	11.5	9.9	9.1	194,571
International Business Machines Corp.	IBM	185.18	181.10	215.90	13.45	15.25	16.46	13.8	12.1	11.3	202,851
Johnson & Johnson	JNJ	86.69	67.80	94.42	4.32	5.31	5.80	20.1	16.3	14.9	244,299
Microsoft Corp.	MSFT	33.31	26.26	36.43	2.73	2.70	2.64	12.2	12.3	12.6	277,221
Exxon Mobil Corp.	XOM	86.04	84.70	95.49	8.42	8.10	7.50	10.2	10.6	11.5	378,716

Note: Holdings are as of September 30, 2013. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2013 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and September 30, 2013 stock price.

arielinvestments.com	30	800.292.7435

Ariel Fund Schedule of Investments	September 30, 2013

Number of Shares	Common Stocks—99.04%	Value

	Consumer discretionary & services—32.90%
2,985,821	Gannett Co., Inc.	$79,990,145
4,589,866	Interpublic Group of Cos., Inc.	78,853,898
1,806,440	Royal Caribbean Cruises Ltd.	69,150,523
1,343,968	Meredith Corp.	63,999,756
482,504	Mohawk Industries, Inc.(a)	62,846,146
1,895,596	International Speedway Corp., Class A	61,227,751
3,160,345	International Game Technology	59,825,331
1,999,454	Newell Rubbermaid Inc.	54,984,985
86,182	Washington Post Co., Class B	52,687,366
1,262,290	DeVry Inc.	38,575,582
777,165	Sotheby’s	38,182,116
577,274	Madison Square Garden Co., Class A(a)	33,522,301
258,468	Nordstrom, Inc.	14,525,902
		708,371,802
	Consumer staples—1.25%
143,945	J.M. Smucker Co.	15,119,983
182,500	McCormick & Co., Inc.	11,807,750
		26,927,733
	Energy—2.11%
1,235,343	Contango Oil & Gas Co.(b)	45,398,855

	Financial services—32.90%
4,419,859	KKR & Co. L.P.	90,960,698
2,142,203	Lazard Ltd, Class A	77,162,152
862,499	Jones Lang LaSalle Inc.	75,296,163
3,881,555	Western Union Co.	72,429,816
3,117,053	CBRE Group, Inc., Class A(a)	72,097,436
1,270,458	Fair Isaac Corp.	70,230,918
671,478	Dun & Bradstreet Corp.	69,732,990
7,535,316	Janus Capital Group Inc.	64,125,539
2,610,288	First American Financial Corp.	63,560,513
793,760	City National Corp.	52,912,042
		708,508,267
	Health care—9.00%
1,480,926	Charles River Laboratories Intl Inc.(a)	68,507,637
1,647,050	Hospira, Inc.(a)	64,597,301
363,783	Bio-Rad Laboratories, Inc., Class A(a)	42,766,329
2,184,342	Symmetry Medical Inc.(a) (b)	17,824,231
		193,695,498
	Materials & processing—5.47%
1,471,097	Simpson Manufacturing Co., Inc.	47,913,629
1,403,000	U.S. Silica Holdings Inc.	34,934,700
1,760,301	Interface, Inc.	34,924,372
		117,772,701
	Producer durables—12.35%
894,541	Bristow Group Inc.	65,086,803
560,213	Snap-on Inc.	55,741,194
1,415,929	Brady Corp., Class A	43,185,834
645,576	IDEX Corp.	42,123,834
457,966	Littelfuse Inc.	35,822,101
372,262	MTS Systems Corp.	23,955,060
		265,914,826
	Technology—3.06%
752,503	Anixter Intl Inc.(a)	65,964,413

	Total common stocks (Cost $1,272,731,939)	2,132,554,095

Principal Amount	Repurchase Agreement—1.10%	Value

$23,614,921	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2013, due 10/01/2013,
	repurchase price $23,614,921, (collateralized by Federal Home Loan Bank, 0.120%,
	due 03/28/2014) (Cost $23,614,921)	$23,614,921
	Total Investments (Cost $1,296,346,860)—100.14%	2,156,169,016
	Liabilities less Other Assets—(0.14)%	(2,984,845)
	Net Assets—100.00%	$2,153,184,171

(a)	Non-income producing.
(b)	Affiliated company (See Note Six).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

31

Ariel Appreciation Fund Schedule of Investments	September 30, 2013

Number of Shares	Common Stocks—95.02%	Value

	Consumer discretionary & services—30.77%
3,980,830	Interpublic Group of Cos., Inc.	$68,390,659
732,500	Viacom, Inc., Class B	61,222,350
2,783,790	International Game Technology	52,697,145
922,100	CBS Corp., Class B	50,863,036
1,384,156	International Speedway Corp., Class A	44,708,239
777,500	Coach, Inc.	42,397,075
655,700	Omnicom Group Inc.	41,597,608
1,428,300	Gannett Co., Inc.	38,264,157
661,600	Nordstrom, Inc.	37,181,920
562,100	Sotheby’s	27,615,973
988,700	Newell Rubbermaid Inc.	27,189,250
1,126,000	Apollo Group, Inc., Class A(a)	23,432,060
554,150	Carnival Corp.	18,087,456
304,800	Madison Square Garden, Co., Class A(a)	17,699,736
572,735	DeVry Inc.	17,502,782
112,800	Tiffany & Co.	8,642,736
		577,492,182
	Consumer staples—1.23%
219,475	J.M. Smucker Co.	23,053,654

	Energy—1.15%
586,482	Contango Oil & Gas Co.	21,553,214

	Financial services—34.99%
3,081,600	First American Financial Corp.	75,036,960
2,081,620	Lazard Ltd, Class A	74,979,952
3,879,200	Western Union Co.	72,385,872
1,007,000	AFLAC Inc.	62,423,930
648,500	Jones Lang LaSalle Inc.	56,614,050
1,025,500	Northern Trust Corp.	55,776,945
1,034,300	Franklin Resources, Inc.	52,283,865
772,200	City National Corp.	51,474,852
1,721,800	Blackstone Group L.P.	42,855,602
1,852,255	KKR & Co. L.P.	38,119,408
4,362,775	Janus Capital Group Inc.	37,127,215
871,050	CBRE Group, Inc., Class A(a)	20,147,386
243,300	T. Rowe Price Group, Inc.	17,500,569
		656,726,606
	Health care—13.99%
1,675,200	Hospira, Inc.(a)	65,701,344
1,121,700	St. Jude Medical, Inc.	60,167,988
600,354	Thermo Fisher Scientific Inc.	55,322,621
593,900	Zimmer Holdings, Inc.	48,782,946
278,425	Bio-Rad Laboratories, Inc., Class A(a)	32,731,643
		262,706,542
	Producer durables—12.89%
594,200	Towers Watson, Class A	63,555,632
808,350	Illinois Tool Works Inc.	61,652,855
527,399	Stanley Black & Decker, Inc.	47,766,527
392,100	Snap-on Inc.	39,013,950
413,218	Bristow Group Inc.	30,065,742
		242,054,706

	Total common stocks (Cost $1,071,439,650)	1,783,586,904

Principal Amount	Repurchase Agreement—4.72%	Value

$88,540,221	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2013, due 10/01/2013,
	repurchase price $88,540,221, (collateralized by U.S. Treasury Note, 1.250%,
	due 04/15/2014) (Cost $88,540,221)	$88,540,221
	Total Investments (Cost $1,159,979,871)—99.74%	1,872,127,125
	Other Assets less Liabilities—0.26%	4,881,540
	Net Assets—100.00%	$1,877,008,665

(a)	Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	32	800.292.7435

Ariel Focus Fund Schedule of Investments	September 30, 2013

Number of Shares	Common Stocks—93.07%	Value

	Consumer discretionary & services—13.38%
32,400	Target Corp.	$2,072,952
80,900	Apollo Group, Inc., Class A(a)	1,683,529
27,300	DIRECTV(a)	1,631,175
19,500	Omnicom Group Inc.	1,237,080
25,400	DeVry Inc.	776,224
		7,400,960
	Consumer staples—5.34%
34,800	Walgreen Co.	1,872,240
19,100	CVS Caremark Corp.	1,083,925
		2,956,165
	Energy—14.09%
38,400	National Oilwell Varco	2,999,424
72,200	Chesapeake Energy Corp.	1,868,536
20,500	Exxon Mobil Corp.	1,763,820
13,600	Apache Corp.	1,157,904
		7,789,684
	Financial services—19.92%
159,400	Western Union Co.	2,974,404
11,200	Goldman Sachs Group, Inc.	1,771,952
63,250	Morgan Stanley	1,704,588
29,000	JPMorgan Chase & Co.	1,499,010
54,700	Blackstone Group L.P.	1,361,483
37,500	Bank of New York Mellon Corp.	1,132,125
23,400	First American Financial Corp.	569,790
		11,013,352
	Health care—11.58%
23,700	Johnson & Johnson	2,054,553
45,700	Hospira, Inc.(a)	1,792,354
18,000	Zimmer Holdings, Inc.	1,478,520
16,400	Baxter Intl Inc.	1,077,316
		6,402,743
	Materials & processing—1.44%
18,500	Mosiac Co.	795,870

	Producer durables—16.61%
33,500	Stanley Black & Decker, Inc.	3,034,095
22,400	Lockheed Martin Corp.	2,857,120
18,900	Snap-on Inc.	1,880,550
18,500	Illinois Tool Works Inc.	1,410,995
		9,182,760
	Technology—10.71%
16,300	International Business Machines Corp.	3,018,434
87,200	Microsoft Corp.	2,904,632
		5,923,066

	Total common stocks (Cost $40,301,939)	51,464,600

Principal Amount	Repurchase Agreement—4.92%	Value

$2,720,193	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2013, due 10/01/2013,
	repurchase price $2,720,193, (collateralized by U.S. Treasury Note, 0.250%,
	due 06/30/2014) (Cost $2,720,193)	$2,720,193
	Total Investments (Cost $43,022,132)—97.99%	54,184,793
	Cash, Other Assets less Liabilities—2.01%	1,111,767
	Net Assets—100.00%	$55,296,560

(a)	Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

33

Ariel Discovery Fund Schedule of Investments	September 30, 2013

Number of Shares	Common Stocks—82.21%	Value

	Consumer discretionary & services—12.01%
45,600	International Speedway Corp., Class A	$1,472,880
76,600	Rosetta Stone Inc.(a)	1,243,218
58,800	XO Group Inc.(a)	759,696
77,600	Callaway Golf Co.	552,512
25,600	Superior Industries Intl Inc.	456,448
		4,484,754
	Energy—9.26%
49,254	Contango Oil & Gas Co.	1,810,085
62,400	Mitcham Industries, Inc.(a)	954,096
28,200	Gulf Island Fabrication, Inc.	691,182
		3,455,363
	Financial services—14.66%
87,400	First American Financial Corp.	2,128,190
432,500	Cowen Group, Inc., Class A(a)	1,492,125
56,800	AV Homes, Inc.(a)	991,728
30,500	MB Financial, Inc.	861,320
		5,473,363
	Health care—5.10%
196,200	POZEN Inc.(a)	1,124,226
41,000	Emergent Biosolutions Inc.(a)	781,050
		1,905,276
	Materials & processing—7.45%
641,994	Rentech, Inc.	1,271,148
24,100	Simpson Manufacturing Co., Inc.	784,937
59,399	Landec Corp.(a)	724,668
		2,780,753
	Producer durables—13.30%
71,297	Erickson Air-Crane, Inc.(a)	1,116,511
32,300	Brink’s Co.	914,090
20,639	Team, Inc.(a)	820,400
135,000	Spartan Motors Inc.	819,450
71,100	Furmanite Corp.(a)	703,890
7,550	Littelfuse Inc.	590,561
		4,964,902
	Technology—15.05%
226,100	Imation Corp.(a)	927,010
96,180	PCTEL, Inc.	851,193
89,500	RealNetworks, Inc.(a)	766,120
31,300	Tessera Technologies, Inc.	605,655
125,300	ARC Document Solutions Inc.(a)	575,127
34,400	Multi-Fineline Electronix, Inc.(a)	557,968
52,800	Brooks Automation, Inc.	491,568
199,518	Tellabs, Inc.(a)	452,906
70,000	Sigma Designs, Inc.(a)	391,300
		5,618,847
	Utilities—5.38%
548,500	Pendrell Corp.(a)	1,064,090
178,963	ORBCOMM Inc.(a)	943,135
		2,007,225

	Total common stocks (Cost $28,090,418)	30,690,483

Principal Amount	Repurchase Agreement—4.27%	Value

$1,595,908	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2013, due 10/01/2013,
	repurchase price $1,595,908, (collateralized by U.S. Treasury Note, 0.250%,
	due 06/30/2014) (Cost $1,595,908)	$1,595,908
	Total Investments (Cost $29,686,326)—86.48%	32,286,391
	Cash, Other Assets less Liabilities—13.52%	5,048,662
	Net Assets—100.00%	$37,335,053

(a)	Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	34	800.292.7435

Ariel International Fund Schedule of Investments	September 30, 2013

Number of Shares	Common Stocks—84.74%	Value

	Canada—2.37%
232	Fairfax Financial Holdings Ltd.	$93,823
1,213	Power Financial Corp.	37,742
347	Tim Hortons Inc.	20,125
		151,690
	China—4.90%
887	Baidu, Inc. ADR(a)	137,645
2,295	China Mobile Ltd. ADR	129,507
4,072	China Mobile Ltd.	45,545
		312,697
	Czech Republic—0.25%
72	Komercni Banka AS	16,029

	Finland—3.46%
26,927	Nokia Corp. ADR	175,295
6,962	Nokia Corp.	45,755
		221,050
	France—2.52%
3,183	Eutelsat Communications	100,634
895	BNP Paribas SA	60,540
		161,174
	Germany—7.92%
4,078	Deutsche Boerse AG	306,796
10,924	Telefonica Deutschland Holding AG	86,233
3,744	Dialog Semiconductor plc(a)	71,645
1,886	Infineon Techologies AG	18,868
53	Rational AG	15,810
72	MTU Aero Engines AG	6,727
		506,079
	Hong Kong—1.15%
26,585	Yue Yuen Industrial	73,696

	Ireland—2.39%
3,073	Ryanair Holdings plc ADR	152,851

	Italy—4.36%
35,928	Snam SpA	181,978
19,722	Mediaset SpA	80,043
377	DiaSorin SpA	16,244
		278,265
	Japan—16.28%
1,600	Shimamura Co., Ltd.	159,031
2,500	Tokyo Electron Ltd.	133,781
1,100	Nintendo Co., Ltd.	124,554
2,900	Japan Tobacco Inc.	104,146
2,703	Canon Inc. ADR	86,496
700	Daito Trust Construction Co., Ltd.	69,861
2,000	Canon Inc.	63,686
800	Murata Manufacturing Co., Ltd.	60,959
1,800	OBIC Co. Ltd.	57,958
415	Toyota Motor Corp. ADR	53,132
600	Toyota Motor Corp.	38,273
700	Denso Corp.	32,616
1,600	Nikon Corp.	27,883
700	Chugai Pharmaceuticals Co., Ltd.	14,343
936	Nintendo Co., Ltd ADR	13,216
		1,039,935
	Luxembourg—1.33%
841	RTL Group	85,217

	Netherlands—4.61%
16,993	Koninklijke Ahold NV	294,374

35

Ariel International Fund Schedule of Investments (continued)	September 30, 2013

Number of Shares	Common Stocks—84.74% (cont’d)	Value

	Norway—0.58%
2,448	Gjensidige Forsikring ASA	$36,965

	Singapore—0.38%
373	Avago Technologies Ltd.	16,084
1,000	Oversea-Chinese Banking Corp. Ltd.	8,210
		24,294
	Spain—1.00%
1,391	Tecnicas Reunidas SA	63,699

	Sweden—1.60%
1,929	H&M Hennes & Mauritz AB, Class B	83,773
212	Autoliv Inc.	18,527
		102,300
	Switzerland—12.33%
1,201	Roche Holding AG	323,905
2,490	Nestle SA	174,150
409	Zurich Insurance Group Ltd	105,331
3,375	UBS AG	69,041
135	Swisscom AG	64,876
381	Actelion Ltd.	27,047
42	Banque Cantonale Vaudoise	23,140
		787,490

	United Kingdom—13.52%
4,659	GlaxoSmithKline plc ADR	233,742
39,948	Tesco plc	232,172
11,542	HSBC Holdings plc	125,080
1,426	Royal Dutch Shell plc ADR	93,660
1,033	Royal Dutch Shell plc, Class A	34,115
741	Croda Intl plc	31,850
6,961	Wm. Morrison Supermarkets plc	31,554
5,263	British Telecom Group plc	29,173
454	BT Group plc ADR	25,106
1,163	The Restaurant Group plc	10,016
946	IG Group Holdings plc	8,867
346	GlaxoSmithKline plc	8,724
		864,059
	United States—3.79%
1,641	Harman Intl Industries Inc.	108,683
1,355	TIBCO Software Inc.(a)	34,674
378	Schlumberger Ltd.	33,400
1,540	Tumi Holdings Inc.(a)	31,031
1,132	Ruckus Wireless, Inc.(a)	19,052
585	Broadcom Corp., Class A	15,216
		242,056

	Total common stocks (Cost $4,458,576)	5,413,920

Number of Shares	Investment Companies—3.35%	Value

	Exchange Traded Funds—3.35%
2,896	Vanguard MSCI EAFE ETF	$114,624
1,636	Vanguard MSCI Pacific ETF	99,371
		213,995

	Total investment companies (Cost $180,325)	213,995
	Total Investments (Cost $4,638,901)—88.09%	5,627,915
	Cash, Other Assets less Liabilities—11.91%	761,164
	Net Assets—100.00%	$6,389,079

(a) Non-income producing.
ADR American Depositary Receipt.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	36	800.292.7435

Ariel Global Fund Schedule of Investments	September 30, 2013

Number of Shares	Common Stocks—80.07%	Value

	Brazil—0.36%
4,495	Telefonica Brasil SA ADR	$100,868

	Canada—1.11%
654	Fairfax Financial Holdings Ltd.	264,483
776	Tim Hortons Inc.	45,006
		309,489
	China—4.27%
12,920	China Mobile Ltd. ADR	729,076
2,346	Baidu, Inc. ADR(a)	364,052
5,000	China Mobile Ltd.	55,925
1,168	Mindray Medical Intl Ltd	45,424
		1,194,477
	Czech Republic—0.22%
277	Komercni Banka AS	61,666

	Finland—2.04%
52,134	Nokia Corp. ADR	339,392
34,994	Nokia Corp.	229,986
		569,378
	France—2.01%
12,112	Eutelsat Communications	382,934
2,640	BNP Paribas SA	178,576
		561,510
	Germany—4.26%
11,370	Deutsche Boerse AG	855,388
25,541	Telefonica Deutschland Holding AG	201,618
6,916	Dialog Semiconductor plc(a)	132,345
		1,189,351
	Hong Kong—0.79%
79,500	Yue Yuen Industrial	220,381

	Ireland—1.83%
10,287	Ryanair Holdings plc ADR	511,675

	Italy—1.86%
66,983	Snam SpA	339,274
44,330	Mediaset SpA	179,916
		519,190
	Japan—6.22%
4,800	Shimamura Co., Ltd.	477,094
5,700	Tokyo Electron Ltd.	305,021
5,400	Japan Tobacco Inc.	193,926
1,155	Toyota Motor Corp. ADR	147,875
1,300	Daito Trust Construction Co., Ltd.	129,742
3,700	Canon Inc.	117,819
2,800	OBIC Co. Ltd.	90,157
1,000	Murata Manufacturing Co., Ltd.	76,199
1,957	Canon Inc. ADR	62,624
3,500	Nikon Corp.	60,995
350	Nintendo Co., Ltd.	39,631
1,800	Chugai Pharmaceuticals Co., Ltd.	36,881
		1,737,964
	Luxembourg—0.53%
1,454	RTL Group	147,332

	Netherlands—3.09%
49,785	Koninklijke Ahold NV	862,438

	Singapore—0.09%
3,000	Oversea-Chinese Banking Corp. Ltd.	24,630

	Spain—0.65%
3,952	Tecnicas Reunidas SA	180,978

	Sweden—0.11%
370	Autoliv Inc.	32,334

37

Ariel Global Fund Schedule of Investments (continued)	September 30, 2013

Number of Shares	Common Stocks—80.07% (cont’d)	Value

	Switzerland—7.71%
4,197	Roche Holding AG	$1,131,916
1,422	Zurich Insurance Group Ltd	366,212
3,517	Nestle SA	245,978
10,858	UBS AG	222,119
390	Swisscom AG	187,421
		2,153,646
	Turkey—0.38%
7,142	Turkcell Iletisim Hizmetleri AS ADR(a)	105,345

	United Kingdom—9.41%
123,322	Tesco plc	716,730
12,279	GlaxoSmithKline plc ADR	616,037
5,574	Royal Dutch Shell plc ADR	366,100
22,312	HSBC Holdings plc	241,793
4,923	Royal Dutch Shell plc, Class A	162,585
2,217	HSBC Holdings plc ADR	120,294
19,686	British Telecom Group plc	109,122
20,699	Wm. Morrison Supermarkets plc	93,827
1,641	BT Group plc ADR	90,747
1,842	Croda Intl plc	79,173
1,253	GlaxoSmithKline plc	31,594
		2,628,002
	United States—33.13%
37,427	Microsoft Corp.	1,246,693
13,464	Johnson & Johnson	1,167,194
15,480	Gilead Sciences, Inc.(a)	972,763
10,945	Quest Diagnostics Inc.	676,292
9,259	Harman Intl Industries Inc.	613,224
22,712	Broadcom Corp., Class A	590,739
21,240	Acacia Research Corporation	489,794
23,775	Tumi Holdings Inc.(a)	479,066
3,061	Praxair, Inc.	367,963
21,381	NVIDIA Corp.	332,688
6,554	U.S. Bancorp	239,745
3,205	Wal-Mart Stores, Inc.	237,042
4,307	Coach, Inc.	234,861
1,708	Berkshire Hathaway Inc., Class B(a)	193,875
2,131	Schlumberger Ltd.	188,295
2,101	Philip Morris Intl Inc.	181,926
6,770	TIBCO Software Inc.(a)	173,244
9,677	Ruckus Wireless, Inc.(a)	162,864
2,243	The PNC Financial Service Group, Inc.	162,505
11,442	QLogic Corp.(a)	125,175
1,721	Fluor Corp.	122,122
3,384	EMC Corp.	86,495
1,668	Expeditors Intl of Washington	73,492
655	Occidental Petroleum Corp.	61,269
2,058	Cisco Systems, Inc.	48,198
220	M&T Bank Corp.	24,622
		9,252,146

	Total common stocks (Cost $19,255,795)	22,362,800

Principal Amount	Repurchase Agreement—2.96%	Value

$827,549	Fixed Income Clearing Corporation, 0.00%, dated 09/30/2013, due 10/01/2013, repurchase price $827,549 (collateralized by U.S. Treasury Note, 0.250%, due 06/30/2014) (Cost $827,549)	$827,549
	Total Investments (Cost $20,083,344)—83.03%	23,190,349
	Cash, Other Assets less Liabilities—16.97%	4,738,976
	Net Assets—100.00%	$27,929,325

(a) Non-income producing.
ADR American Depositary Receipt.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	38	800.292.7435

Statements of Assets & Liabilities	September 30, 2013

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund

Assets:
Investments in unaffiliated issuers, at value
(cost $1,187,494,301, $1,071,439,650,
$40,301,939 and $28,090,418, respectively)	$2,069,331,009	$1,783,586,904	$51,464,600	$30,690,483
Investments in affiliated issuers, at value
(cost $85,237,638)	63,223,086	—	—	—
Repurchase agreements, at value
(cost $23,614,921, $88,540,221,
$2,720,193 and $1,595,908, respectively)	23,614,921	88,540,221	2,720,193	1,595,908
Cash	—	—	1,098,285	412,400
Receivable for fund shares sold	4,135,376	5,632,947	21,470	4,817,501
Receivable for securities sold	2,359,907	—	1,954,602	—
Dividends and interest receivable	1,618,469	2,456,504	30,120	512
Prepaid and other assets	27,440	24,888	5,595	6,634
Total assets	2,164,310,208	1,880,241,464	57,294,865	37,523,438

Liabilities:
Payable for securities purchased	8,162,747	910,541	1,945,746	154,415
Payable for fund shares redeemed	2,390,887	1,817,794	15,898	1,342
Accrued management fees	—	—	—	—
Accrued distribution fees	—	—	—	—
Other liabilities	572,403	504,464	36,661	32,628
Total liabilities	11,126,037	3,232,799	1,998,305	188,385
Net assets	$2,153,184,171	$1,877,008,665	$55,296,560	$37,335,053

Net assets consist of:
Paid-in capital	$1,415,039,003	$1,055,732,141	$41,924,372	$34,391,663
Undistributed net investment income (loss)	9,084,642	14,237,079	368,560	(117,111)
Accumulated net realized gain (loss)
on investments	(130,761,630)	94,892,191	1,840,967	460,436
Net unrealized appreciation on investments	859,822,156	712,147,254	11,162,661	2,600,065
Total net assets	$2,153,184,171	$1,877,008,665	$55,296,560	$37,335,053

Investor Class shares:
Net assets	$1,787,490,482	$1,758,276,714	$43,924,207	$10,239,512
Shares outstanding (no par value,
unlimited authorized)	27,260,834	32,665,765	3,170,476	821,052
Net asset value, offering and redemption
price per share	$65.57	$53.83	$13.85	$12.47

Institutional Class shares:
Net assets	$365,693,689	$118,731,951	$11,372,353	$27,095,541
Shares outstanding (no par value,
unlimited authorized)	5,566,251	2,200,786	819,769	2,161,308
Net asset value, offering and redemption
price per share	$65.70	$53.95	$13.87	$12.54

The accompanying notes are an integral part of the financial statements.

39

Statements of Assets & Liabilities (continued)	September 30, 2013

	Ariel International	Ariel Global
	Fund	Fund
Assets:
Investments in unaffiliated issuers, at value
(cost $4,638,901 and $19,255,795, respectively)	$5,627,915	$22,362,800
Repurchase agreements, at value
(cost $0 and $827,549, respectively)	—	827,549
Foreign currencies (cost $774,985 and $541,221, respectively)	781,492	542,042
Cash	27,109	—
Dividends and interest receivable	13,355	35,721
Receivable for dividend reclaims	5,321	16,329
Receivable for fund shares sold	21,800	3,600,630
Receivable for securities and foreign currencies sold	3,620	811,124
Appreciation of forward currency contracts	4,208	—
Prepaid and other assets	4,155	4,155
Total assets	6,488,975	28,200,350

Liabilities:
Payable for securities and foreign currencies purchased	56,165	187,789
Depreciation of forward currency contracts	—	45,421
Other liabilities	43,731	37,815
Total liabilities	99,896	271,025
Net assets	$6,389,079	$27,929,325

Net assets consist of:
Paid-in capital	$5,308,535	$24,322,290
Undistributed net investment income	1,452	115,929
Accumulated net realized gain on investments, foreign currencies
and forward currency contracts	79,460	427,865
Net unrealized appreciation (depreciation) on:
Investments	989,014	3,107,005
Translation of assets and liabilities in foreign currency	6,410	1,657
Forward currency contracts	4,208	(45,421)
Total net assets	$6,389,079	$27,929,325

Investor Class shares:
Net assets	$2,259,618	$1,953,896
Shares outstanding (no par value, unlimited authorized)	182,571	151,402
Net asset value, offering and redemption price per share	$12.38	$12.91

Institutional Class shares:
Net assets	$4,129,461	$25,975,429
Shares outstanding (no par value, unlimited authorized)	336,688	2,035,547
Net asset value, offering and redemption price per share	$12.26	$12.76

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	40	800.292.7435

Statements of Operations	September 30, 2013

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$32,277,116		$32,910,860	$1,164,619	$106,448
Affiliated issuers	1,985,094	(a)	—	—	—
Interest	2,829		3,809	103	48
Total investment income	34,265,039		32,914,669	1,164,722	106,496

Expenses:
Management fees	10,948,043		10,775,114	357,724	158,294
Distribution fees (Investor Class)	3,991,925		3,691,766	92,351	17,679
Shareholder service fees
Investor Class	1,640,518		1,485,378	33,364	27,245
Institutional Class	229,336		26,236	2,292	5,395
Transfer agent fees and expenses
Investor Class	626,381		543,077	63,228	25,156
Institutional Class	17,220		18,225	15,805	15,660
Printing and postage expenses
Investor Class	333,941		291,191	10,274	5,136
Institutional Class	23,127		2,315	2,387	2,083
Trustees’ fees and expenses	192,829		163,651	28,550	25,465
Professional fees	70,632		65,734	35,437	33,888
Custody fees and expenses	38,991		32,667	4,234	7,769
Federal and state registration fees	69,672		60,882	38,564	41,302
Interest expense	—		485	16	—
Miscellaneous expenses	142,380		119,456	13,288	8,879
Total expenses before reimbursements	18,324,995		17,276,177	697,514	373,951
Expense reimbursements	—		—	(128,181)	(158,405)
Net expenses	18,324,995		17,276,177	569,333	215,546
Net investment income (loss)	15,940,044		15,638,492	595,389	(109,050)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	123,726,350		130,435,078	4,539,556	523,977
Affiliated issuers	(1,340,488	)(a)	—	—	—
Change in net unrealized appreciation
(depreciation) on investments
Unaffiliated issuers	400,287,399		303,858,363	6,608,928	2,032,787
Affiliated issuers	(14,426,710)		—	—	—
Net gain on investments	508,246,551		434,293,441	11,148,484	2,556,764
Net increase in net assets resulting
from operations	$524,186,595		$449,931,933	$11,743,873	$2,447,714

(a)	See Note Six for information on affiliated issuers.
The accompanying notes are an integral part of the financial statements.

41

Statements of Operations (continued)		September 30, 2013

	Ariel International	Ariel Global
	Fund	Fund
Investment income:
Dividends
Unaffiliated issuers	$97,862 (a)	$316,157 (a)
Interest	168	14
Total investment income	98,030	316,171
Expenses:
Management fees	42,804	148,710
Distribution fees (Investor Class)	4,116	4,087
Shareholder service fees
Investor Class	29,177	23,101
Institutional Class	1,543	35
Transfer agent fees and expenses
Investor Class	18,053	17,740
Institutional Class	14,547	14,476
Printing and postage expenses
Investor Class	4,143	4,270
Institutional Class	1,141	1,029
Trustees’ fees and expenses	24,705	23,911
Professional fees	37,021	36,758
Custody fees and expenses	12,390	12,393
Administration fees	50,005	47,773
Fund accounting fees	38,401	38,450
Federal and state registration fees	38,257	38,257
Interest expense	—	75
Miscellaneous expenses	9,631	8,977
Total expenses before reimbursements	325,934	420,042
Expense reimbursements	(272,593)	(244,864)
Net expenses	53,341	175,178
Net investment income	44,689	140,993

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	102,126	526,128
Foreign currency transactions	(21,784)	(48,929)
Forward currency contracts	(4,312)	32,884
Total	76,030	510,083
Change in net unrealized appreciation (depreciation) on:
Investments	978,757	3,179,935
Foreign currency translations	(3,045)	(427)
Forward currency contracts	6,508	(33,925)
Total	982,220	3,145,583
Net gain on investments	1,058,250	3,655,666
Net increase in net assets resulting from operations	$1,102,939	$3,796,659

(a)	Net of $8,634 and $22,764 in foreign taxes withheld, respectively.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	42	800.292.7435

Statements of Changes in Net Assets	September 30, 2013

	Ariel Fund		Ariel Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Operations:
Net investment income	$15,940,044	$8,944,539	$15,638,492	$10,167,987
Net realized gain on investments and
foreign currency transactions	122,385,862	164,986,831	130,435,078	143,483,582
Change in net unrealized appreciation
on investments and foreign currency translations	385,860,689	279,689,160	303,858,363	190,262,984
Net increase in net assets from operations	524,186,595	453,620,530	449,931,933	343,914,553

Distributions to shareholders:
Net investment income
Investor Class	(13,897,254)	(3,209,712)	(9,935,949)	(5,037,290)
Institutional Class	(1,919,506)	—	(466,245)	—
Capital gains
Investor Class	—	—	(124,307,350)	(12,669,548)
Institutional Class	—	—	(4,377,634)	—
Total distributions	(15,816,760)	(3,209,712)	(139,087,178)	(17,706,838)

Share transactions:
Shares issued
Investor Class	359,508,970	151,950,739	343,272,599	126,814,299
Institutional Class	255,741,230	138,331,784	100,002,805	27,151,771
Shares issued in reinvestment of
dividends and distributions
Investor Class	13,561,824	3,126,505	128,962,269	17,189,462
Institutional Class	1,916,647	—	4,841,384	—
Shares redeemed
Investor Class	(447,133,981)	(530,059,038)	(301,678,641)	(320,271,771)
Institutional Class	(64,287,054)	(39,105,643)	(14,640,606)	(15,093,497)
Net increase (decrease) from share transactions	119,307,636	(275,755,653)	260,759,810	(164,209,736)
Total increase in net assets	627,677,471	174,655,165	571,604,565	161,997,979

Net assets:
Beginning of year	1,525,506,700	1,350,851,535	1,305,404,100	1,143,406,121
End of period	$2,153,184,171	$1,525,506,700	$1,877,008,665	$1,305,404,100
Undistributed net investment income included
in net assets at end of period	$9,084,642	$8,961,358	$14,237,079	$9,000,781

Capital share transactions:
Investor Class shares
Shares sold	6,354,966	3,363,093	7,195,510	3,057,990
Shares issued to holders in reinvestment of dividends	268,073	72,373	3,344,332	462,832
Shares redeemed	(7,998,994)	(11,567,838)	(6,469,646)	(7,774,642)
Net increase (decrease)	(1,375,955)	(8,132,372)	4,070,196	(4,253,820)
Institutional Class shares
Shares sold	4,511,389	2,906,650	2,051,810	691,655
Shares issued to holders in reinvestment of dividends	37,901	—	125,177	—
Shares redeemed	(1,053,361)	(836,328)	(306,674)	(361,182)
Net increase	3,495,929	2,070,322	1,870,313	330,473

The accompanying notes are an integral part of the financial statements.

43

Statements of Changes in Net Assets (continued)

	Ariel Focus Fund		Ariel Discovery Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012

Operations:
Net investment income (loss)	$595,389	$411,225	$(109,050)	$(41,578)
Net realized gain (loss) on investments and
foreign currency translations	4,539,556	1,031,677	523,977	(30,024)
Change in net unrealized appreciation on
investments and foreign currency translations	6,608,928	6,098,672	2,032,787	1,431,994
Net increase in net assets from operations	11,743,873	7,541,574	2,447,714	1,360,392

Distributions to shareholders:
Net investment income
Investor Class	(388,497)	(251,088)	—	—
Institutional Class	(144,372)	—	—	—
Total distributions	(532,869)	(251,088)	—	—

Share transactions:
Shares issued
Investor Class	7,822,581	5,258,595	7,482,223	3,061,772
Institutional Class	274,193	12,267,539	23,609,880	1,937,626
Shares issued in reinvestment of
dividends and distributions
Investor Class	329,876	216,920	—	—
Institutional Class	141,445	—	—	—
Shares redeemed
Investor Class	(6,175,087)	(21,371,032)	(2,601,356)	(3,045,673)
Institutional Class	(2,051,820)	(2,465,594)	(87,335)	(7,259)
Net increase (decrease) from share transactions	341,188	(6,093,572)	28,403,412	1,946,466
Total increase in net assets	11,552,192	1,196,914	30,851,126	3,306,858

Net assets:
Beginning of year	43,744,368	42,547,454	6,483,927	3,177,069
End of period	$55,296,560	$43,744,368	$37,335,053	$6,483,927
Undistributed net investment income (loss) included
in net assets at end of period	$368,560	$306,040	$(117,111)	$(8,061)

Capital share transactions:
Investor Class shares
Shares sold	613,808	505,813	647,875	311,977
Shares issued to holders in reinvestment of dividends	30,686	21,911	—	—
Shares redeemed	(512,745)	(2,077,979)	(225,687)	(325,227)
Net increase (decrease)	131,749	(1,550,255)	422,188	(13,250)
Institutional Class shares
Shares sold	22,528	1,188,218	1,958,061	211,314
Shares issued to holders in reinvestment of dividends	13,157	—	—	—
Shares redeemed	(170,276)	(233,858)	(7,337)	(730)
Net increase (decrease)	(134,591)	954,360	1,950,724	210,584

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	44	800.292.7435

September 30, 2013

	Ariel International Fund		Ariel Global Fund
	Year Ended September 30, 2013	December 30, 2011* to September 30, 2012	Year Ended September 30, 2013	December 30, 2011* to September 30, 2012

Operations:
Net investment income	$44,689	$43,848	$140,993	$164,780
Net realized income (loss) on investments and
foreign currency translations	76,030	(18,847)	510,083	(93,167)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency translations	982,220	17,412	3,145,583	(82,342)
Net increase (decrease) in net assets from operations	1,102,939	42,413	3,796,659	(10,729)

Distributions to shareholders:
Net investment income
Investor Class	(15,673)	—	—	—
Institutional Class	(49,135)	—	(178,895)	—
Total distributions	(64,808)	—	(178,895)	—

Share transactions:
Shares issued
Investor Class	584,748	1,333,707	4,331,957	1,028,574
Institutional Class	1,684,025	1,892,889	11,936,499	10,730,157
Shares issued in reinvestment of
dividends and distributions
Investor Class	7,164	—	—	—
Institutional Class	42,602	—	174,482	—
Shares redeemed
Investor Class	(45,795)	(28,900)	(3,700,060)	(37,634)
Institutional Class	(161,249)	(656)	(100,495)	(41,190)
Net increase from share transactions	2,111,495	3,197,040	12,642,383	11,679,907
Total increase in net assets	3,149,626	3,239,453	16,260,147	11,669,178

Net assets:
Beginning of year	3,239,453	—	11,669,178	—
End of period	$6,389,079	$3,239,453	$27,929,325	$11,669,178
Undistributed net investment income included
in net assets at end of period	$27,548	$47,667	$134,427	$172,329

Capital share transactions:
Investor Class shares
Shares sold	51,714	137,205	349,980	102,641
Shares issued to holders in reinvestment of dividends	696	—	—	—
Shares redeemed	(4,245)	(2,799)	(297,535)	(3,684)
Net increase	48,165	134,406	52,445	98,957
Institutional Class shares
Shares sold	151,490	197,020	965,584	1,067,618
Shares issued to holders in reinvestment of dividends	4,189	—	16,842	—
Shares redeemed	(15,944)	(67)	(10,062)	(4,435)
Net increase	139,735	196,953	972,364	1,063,183

* Commencement of operations.
The accompanying notes are an integral part of the financial statements.

45

Financial Highlights For a share outstanding throughout each period (continued)

Ariel Fund (Investor Class)	Year Ended September 30
	2013	2012		2011		2010	2009
Net asset value, beginning of year	$49.67	$36.74		$42.78		$35.78	$36.53
Income from investment operations:
Net investment income (loss)	0.48	0.29		0.09		(0.07)	0.13
Net realized and unrealized gains (losses) on investments	15.91	12.73		(6.13)		7.08	(0.50)
Total from investment operations	16.39	13.02		(6.04)		7.01	(0.37)

Distributions to shareholders:
Dividends from net investment income	(0.49)	(0.09)		(0.00	)(a)	(0.01)	(0.38)
Total distributions	(0.49)	(0.09)		(0.00)		(0.01)	(0.38)
Net asset value, end of period	$65.57	$49.67		$36.74		$42.78	$35.78
Total return	33.28%	35.48%		(14.11)%		19.58%	(0.36)%
Supplemental data and ratios:
Net assets, end of period, in thousands	$1,787,490	$1,422,415		$1,350,852		$1,953,134	$1,712,693
Ratio of expenses to average net assets	1.03%	1.06%		1.04%		1.06%	1.14%
Ratio of net investment income (loss) to average net assets	0.83%	0.56%		0.16%		(0.16)%	0.41%
Portfolio turnover rate	30%	27%		29%		40%	45%
Ariel Fund (Institutional Class)	Year Ended	December 30, 2011(d)
	September 30,	to
	2013	September 30, 2012
Net asset value, beginning of year	$49.79	$42.97
Income from investment operations:
Net investment income	0.59	0.36
Net realized and unrealized gains on investments	16.00	6.46
Total from investment operations	16.59	6.82

Distributions to shareholders:
Dividends from net investment income	(0.68)	—
Total distributions	(0.68)	—
Net asset value, end of period	$65.70	$49.79
Total return	33.72%	15.87%	(b)
Supplemental data and ratios:
Net assets, end of period, in thousands	$365,694	$103,092
Ratio of expenses to average net assets	0.72%	0.68%	(c)
Ratio of net investment income to average net assets	1.04%	1.06%	(c)
Portfolio turnover rate	30%	27%	(b)

(a)	Amount is less than $(0.005).
(b)	Not annualized.
(c)	Annualized.
(d)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	46	800.292.7435

September 30, 2013

Ariel Appreciation Fund (Investor Class)	Year Ended September 30
	2013	2012		2011	2010	2009
Net asset value, beginning of year	$45.13	$34.81		$37.79	$32.16	$36.39
Income from investment operations:
Net investment income (loss)	0.44	0.35		0.13	(0.03)	0.08
Net realized and unrealized gains (losses) on investments	13.08	10.52		(3.10)	5.70	(1.02)
Total from investment operations	13.52	10.87		(2.97)	5.67	(0.94)

Distributions to shareholders:
Dividends from net investment income	(0.33)	(0.16)		(0.01)	(0.04)	(0.18)
Distributions from capital gains	(4.49)	(0.39)		—	—	(3.11)
Total distributions	(4.82)	(0.55)		(0.01)	(0.04)	(3.29)
Net asset value, end of period	$53.83	$45.13		$34.81	$37.79	$32.16
Total return	34.31%	31.57%		(7.86)%	17.64%	3.54%
Supplemental data and ratios:
Net assets, end of period, in thousands	$1,758,277	$1,290,470		$1,143,406	$1,330,400	$1,234,115
Ratio of expenses to average net assets	1.13%	1.17%		1.15%	1.18%	1.25%
Ratio of net investment income (loss) to average net assets	1.00%	0.79%		0.30%	(0.06)%	0.42%
Portfolio turnover rate	28%	28%		26%	41%	44%

Ariel Appreciation Fund (Institutional Class)	Year Ended	December 30, 2011(c)
	September 30,	to
	2013	September 30, 2012
Net asset value, beginning of year	$45.19	$38.70
Income from investment operations:
Net investment income	0.35	0.32
Net realized and unrealized gains on investments	13.34	6.17
Total from investment operations	13.69	6.49

Distributions to shareholders:
Dividends from net investment income	(0.44)	—
Distributions from capital gains	(4.49)	—
Total distributions	(4.93)	—
Net asset value, end of period	$53.95	$45.19
Total return	34.76%	16.77%	(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$118,732	$14,934
Ratio of expenses to average net assets	0.80%	0.99%	(b)
Ratio of net investment income to average net assets	1.35%	1.08%	(b)
Portfolio turnover rate	28%	28%	(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights For a share outstanding throughout each period (continued)

Ariel Focus Fund (Investor Class)	Year Ended September 30
	2013	2012		2011	2010	2009
Net asset value, beginning of year	$10.95	$9.27		$9.49	$8.79	$9.74
Income from investment operations:
Net investment income	0.14	0.10		0.04	0.04	0.05
Net realized and unrealized gains (losses) on investments	2.89	1.64		(0.23)	0.70	(0.94)
Total from investment operations	3.03	1.74		(0.19)	0.74	(0.89)

Distributions to shareholders:
Dividends from net investment income	(0.13)	(0.06)		(0.03)	(0.04)	(0.06)
Total distributions	(0.13)	(0.06)		(0.03)	(0.04)	(0.06)
Net asset value, end of period	$13.85	$10.95		$9.27	$9.49	$8.79
Total return	28.02%	18.81%		(2.07)%	8.37%	(9.02)%
Supplemental data and ratios:
Net assets, end of period, in thousands	$43,925	$33,274		$42,547	$54,609	$34,877
Ratio of expenses to average net assets, including waivers	1.25%	1.25%		1.25%	1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.54%	1.58%		1.51%	1.58%	1.87%
Ratio of net investments income to average net assets, including waivers	1.19%	0.88%		0.37%	0.36%	0.68%
Ratio of net investments income to average net assets, excluding waivers	0.90%	0.55%		0.11%	0.03%	0.06%
Portfolio turnover rate	41%	32%		40%	52%	42%

Ariel Focus Fund (Institutional Class)	Year Ended	December 30, 2011(c)
	September 30,	to
	2013	September 30, 2012
Net asset value, beginning of year	$10.97	$9.82
Income from investment operations:
Net investment income	0.19	0.10
Net realized and unrealized gains on investments	2.87	1.05
Total from investment operations	3.06	1.15

Distributions to shareholders:
Dividends from net investment income	(0.16)	—
Total distributions	(0.16)	—
Net asset value, end of period	$13.87	$10.97
Total return	28.36%	11.71	%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$11,372	$10,470
Ratio of expenses to average net assets, including waivers	1.00%	1.00	%(b)
Ratio of expenses to average net assets, excluding waivers	1.19%	1.29	%(b)
Ratio of net investments income to average net assets, including waivers	1.46%	1.15	%(b)
Ratio of net investments income to average net assets, excluding waivers	1.27%	0.86	%(b)
Portfolio turnover rate	41%	32	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	48	800.292.7435

September 30, 2013

Ariel Discovery Fund (Investor Class)	Year Ended			January 31, 2011(c) to September 30, 2011
	2013	2012
Net asset value, beginning of year	$10.63	$7.71		$10.00
Income from investment operations:
Net investment loss	(0.06)	(0.08)		(0.06)
Net realized and unrealized gains (losses) on investments	1.90	3.00		(2.23)
Total from investment operations	1.84	2.92		(2.29)

Net asset value, end of period	$12.47	$10.63		$7.71
Total return	17.31%	37.87%		(22.90	)%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$10,239	$4,240		$3,177
Ratio of expenses to average net assets, including waivers	1.50%	1.50%		1.50	%(b)
Ratio of expenses to average net assets, excluding waivers	2.90%	5.18%		6.75	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.79)%	(0.92)%		(1.17	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(2.19)%	(4.60)%		(6.42	)%(b)
Portfolio turnover rate	31%	33%		18	%(a)
Ariel Discovery Fund (Institutional Class)	Year Ended	December 30, 2011(c)
	September 30,	to
	2013	September 30, 2012
Net asset value, beginning of year	$10.66	$9.01
Income from investment operations:
Net investment loss	(0.03)	(0.05)
Net realized and unrealized gains on investments	1.91	1.70
Total from investment operations	1.88	1.65

Net asset value, end of period	$12.54	$10.66
Total return	17.64%	18.31	%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$27,096	$2,244
Ratio of expenses to average net assets, including waivers	1.25%	1.25	%(b)
Ratio of expenses to average net assets, excluding waivers	1.93%	4.78	%(b)
Ratio of net investment loss to average net assets, including waivers	(0.61)%	(0.75	)%(b)
Ratio of net investment loss to average net assets, excluding waivers	(1.29)%	(4.28	)%(b)
Portfolio turnover rate	31%	33	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights For a share outstanding throughout each period (continued)

Ariel International Fund (Investor Class)	Year Ended September 30, 2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$9.77	$10.00
Income from investment operations:
Net investment income	0.07	0.16
Net realized and unrealized gains (losses) on investments	2.65	(0.39)
Total from investment operations	2.72	(0.23)

Distributions to shareholders:
Dividends from net investment income	(0.11)	—
Total distributions	(0.11)	—
Net asset value, end of period	$12.38	$9.77
Total return	28.11%	(2.30	)%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$2,260	$1,313
Ratio of expenses to average net assets, including waivers	1.40%	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	9.36%	17.00	%(b)
Ratio of net investment income to average net assets, including waivers	0.98%	2.93	%(b)
Ratio of net investment loss to average net assets, excluding waivers	(6.98)%	(12.67	)%(b)
Portfolio turnover rate	29%	21	%(a)
Ariel International Fund (Institutional Class)	Year Ended September 30, 2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$9.78	$10.00
Income from investment operations:
Net investment income	0.14	0.11
Net realized and unrealized gains (losses) on investments	2.59	(0.33)
Total from investment operations	2.73	(0.22)

Distributions to shareholders:
Dividends from net investment income	(0.25)	—
Total distributions	(0.25)	—
Net asset value, end of period	$12.26	$9.78
Total return	28.42%	(2.20	)%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$4,129	$1,926
Ratio of expenses to average net assets, including waivers	1.15%	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	6.53%	15.70	%(b)
Ratio of net investment income to average net assets, including waivers	1.09%	3.41	%(b)
Ratio of net investment loss to average net assets, excluding waivers	(4.29)%	(11.14	)%(b)
Portfolio turnover rate	29%	21	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	50	800.292.7435

September 30, 2013

Ariel Global Fund (Investor Class)	Year Ended September 30, 2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$10.02	$10.00
Income from investment operations:
Net investment income	0.02	0.18
Net realized and unrealized gains (losses) on investments	2.87	(0.16)
Total from investment operations	2.89	0.02

Net asset value, end of period	$12.91	$10.02
Total return	28.84%	0.20	%(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$1,954	$992
Ratio of expenses to average net assets, including waivers	1.40%	1.40	%(b)
Ratio of expenses to average net assets, excluding waivers	5.37%	12.33	%(b)
Ratio of net investment income to average net assets, including waivers	0.81%	2.67	%(b)
Ratio of net investment loss to average net assets, excluding waivers	(3.16)%	(8.26	)%(b)
Portfolio turnover rate	39%	26	%(a)
Ariel Global Fund (Institutional Class)	Year Ended September 30, 2013	December 30, 2011(c) to September 30, 2012
Net asset value, beginning of year	$10.04	$10.00
Income from investment operations:
Net investment income	0.08	0.14
Net realized and unrealized gains (losses) on investments	2.81	(0.10)
Total from investment operations	2.89	0.04

Distributions to shareholders:
Dividends from net investment income	(0.17)	—
Total distributions	(0.17)	—
Net asset value, end of period	$12.76	$10.04
Total return	29.15%	0.40	%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$25,975	$10,677
Ratio of expenses to average net assets, including waivers	1.15%	1.15	%(b)
Ratio of expenses to average net assets, excluding waivers	2.51%	4.07	%(b)
Ratio of net investment income to average net assets, including waivers	0.97%	3.26	%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	(0.39)%	0.34	%(b)
Portfolio turnover rate	39%	26	%(a)

(a)	Not annualized.
(b)	Annualized.
(c)	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

51

Notes to the Financial Statements

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

Note Two | Significant accounting policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

Securities valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued by pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income — Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Fair value measurements— Accounting Standards Codification (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/ or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Funds’ investments carried at fair value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$2,132,554,095	$1,783,586,904	$51,464,600	$30,690,483
Level 2*	23,614,921	88,540,221	2,720,193	1,595,908
Level 3	—	—	—	—
Fair Value at 09/30/2013	$2,156,169,016	$1,872,127,125	$54,184,793	$32,286,391

*As of September 30, 2013, Level 2 investments held are repurchase agreements. See Schedule of Investments.

	Ariel International	Ariel Global
	Fund	Fund
Level 1	$5,627,915	$22,362,800
Level 2**	4,208	782,128
Level 3	—	—
Fair Value at 09/30/2013	$5,632,123	$23,144,928

**As of September 30, 2013, Level 2 investments held are forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the contract, and repurchase agreements. See Schedule of Investments.

arielinvestments.com	52	800.292.7435

September 30, 2013

Ariel Global Fund

Transfers into Level 1	$61,666
Transfers out of Level 1	—
Transfers into Level 2	—
Transfers out of Level 2	(61,666)

There were no transfers between levels for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund and Ariel International Fund. Transfers were made due to valuation adjustments on foreign common stocks to account for the market movement between the close of a foreign market and the close of the New York Stock Exchange. Transfers between levels are recognized at the end of the reporting period.

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2.

Foreign currency— Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Forward currency contracts— Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes— It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2010 – 2013), and has concluded that no provision for federal income tax is required in the financial statements.

Class and expense allocations— Each class of shares has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution, shareholder servicing and shareholder reporting. Income, other non-class-specific expense, and gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Distributions to shareholders— Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually and recorded on the ex-dividend date.

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature. These differences are primarily due to a redemption in-kind and foreign currency. Reclassifications recorded at September 30, 2013 were as follows:

		Ariel
	Ariel Fund	Appreciation	Ariel Focus
		Fund	Fund
Paid-in-capital	$25,581,974	$—	$—
Undistributed
net investment
income	—	—	—
Accumulated net realized gain (loss)	(25,581,974)	—	—

	Ariel	Ariel
	Discovery	International	Ariel Global
	Fund	Fund	Fund
Paid-in-capital	$—	$—	$—
Undistributed
net investment
income (loss)	—	(26,096)	(18,498)
Accumulated net
realized gain	—	26,096	18,498

53

Notes to the Financial Statements (continued)

Note Three | Investment transactions, distributions and federal income tax matters
Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2013 were as follows:

	Ariel Fund	Ariel Appreciation	Ariel Focus Fund	Ariel Discovery	Ariel International	Ariel Global
		Fund		Fund	Fund	Fund
Purchases	$656,769,514	$473,953,557	$19,105,330	$26,635,955	$3,096,815	$13,917,275
Sales	543,644,131	410,573,950	22,515,008	4,727,917	1,211,909	5,444,849

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2013 were as follows:

	Ariel Fund	Ariel Appreciation	Ariel Focus Fund	Ariel Discovery	Ariel International	Ariel Global
		Fund		Fund	Fund	Fund
Cost	$1,352,835,248	$1,186,582,218	$43,434,972	$29,698,181	$4,647,919	$20,085,257

Unrealized
appreciation	$884,675,417	$725,090,196	$11,948,023	$3,175,356	$1,042,275	$3,223,171
Unrealized
depreciation	(81,341,649)	(39,545,289)	(1,198,202)	(587,146)	(62,279)	(118,079)
Net
unrealized
appreciation	$803,333,768	$685,544,907	$10,749,821	$2,588,210	$979,996	$3,105,092

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund*		Ariel Focus Fund

	2013	2012	2013	2012	2013	2012
Distribution from:
Ordinary income	$15,816,760	$3,209,712	$10,939,554	$5,037,290	$532,869	$251,088
Long-term capital gains	—	—	128,147,624	12,669,548	—	—
Total distributions	$15,816,760	$3,209,712	$139,087,178	$17,706,838	$532,869	$251,088

	Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund

	2013	2012	2013	2012	2013	2012
Distribution from:
Ordinary income	$—	$—	$64,808	$—	$178,895	$—
Long-term capital gains	—	—	—	—	—	—
Total distributions	$—	$—	$64,808	$—	$178,895	$—

arielinvestments.com	54	800.292.7435

September 30, 2013

The components of accumulated earnings at September 30, 2013 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Undistributed ordinary income	$10,463,158	$48,390,835	$320,201
Undistributed long-term capital gains	—	87,340,779	2,302,166
Tax accumulated earnings	10,463,158	135,731,614	2,622,367
Accumulated capital and other losses	(75,651,758)	3	—
Unrealized appreciation	803,333,768	685,544,907	10,749,821
Total accumulated earnings	$738,145,168	$821,276,524	$13,372,188

	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund
Undistributed ordinary income	$—	$90,347	$266,873
Undistributed long-term capital gains	472,291	3,791	233,413
Tax accumulated earnings	472,291	94,138	500,286
Accumulated capital and other losses	(117,111)	(4,208)	45,421
Unrealized appreciation	2,588,210	990,614	3,061,328
Total accumulated earnings	$2,943,390	$1,080,544	$3,607,035

At September 30, 2013, Ariel Discovery Fund had a post December ordinary loss deferral of $117,111.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2013, Ariel Fund had pre-enactment net capital losses for federal income tax purposes of $75,651,758, expiring in the year 2018.

For the year ended September 30, 2013, the Ariel Fund had in-kind redemptions and in-kind contributions. The proceeds from in-kind redemptions were $112,642,360 and the net gain from such redemption was $25,581,974. The gains from in-kind redemptions are not taxable to the Fund for federal income tax purposes. The in-kind contributions was $2,397,456, which the Fund recorded at fair market value.

55

Notes to the Financial Statements (continued)

Note Four | Investment advisory and other transactions with related parties

Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under an agreement (the “Management Agreement”). The Advisor provides investment advisory services to Ariel International Fund and Ariel Global Fund under an Advisory Agreement (collectively, the “Agreements”). Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

		Ariel		Ariel Discovery	Ariel	Ariel Global
Management Fees	Ariel Fund	Appreciation	Ariel Focus Fund	Fund	International	Fund
		Fund			Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%	1.00%	1.00%	1.00%
Next $500 million	0.60%	0.70%	0.70%	0.95%	0.95%	0.95%
Over $1 billion	0.55%	0.65%	0.65%	0.90%	0.90%	0.90%

The Adviser has contractually agreed to reduce the fees paid by Ariel Focus Fund and Ariel Discovery Fund for its investment advisory and administrative services, and by Ariel International Fund and Ariel Global Fund for its investment advisory services. Beginning February 1, 2014, the Adviser will be paid a monthly fee on average daily net assets at the annual rates shown below:

		Ariel Discovery	Ariel	Ariel Global
Management Fees	Ariel Focus Fund	Fund	International	Fund
			Fund
Average Daily Net Assets
First $500 million	0.65%	0.80%	0.80%	0.80%
Next $500 million	0.60%	0.75%	0.80%	0.80%
Over $1 billion	0.55%	0.70%	0.75%	0.75%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

		Ariel
	Ariel Fund	Appreciation	Ariel Focus Fund		Ariel Discovery Fund
		Fund

	Investor Class	Investor Class	Investor	Institutional	Investor	Institutional
			Class	Class	Class	Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets**	—	—	1.25%	1.00%	1.50%	1.25%

			Ariel International Fund		Ariel Global Fund

			Investor	Institutional	Investor	Institutional
			Class	Class	Class	Class
On average daily net assets**			1.40%	1.15%	1.40%	1.15%

*Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items
**For the current year through January 31, 2014.

arielinvestments.com	56	800.292.7435

September 30, 2013

Beginning February 1, 2014, the Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

	Ariel Focus Fund		Ariel Discovery Fund		Ariel International Fund		Ariel Global Fund

	Investor	Institutional	Investor	Institutional	Investor	Institutional	Investor	Institutional
	Class	Class	Class	Class	Class	Class	Class	Class
On average daily net assets	1.00%	0.75%	1.25%	1.00%	1.25%	1.00%	1.25%	1.00%
Waiver***	2016	2016	2016	2016	2016	2016	2016	2016

***Through September 30 of the respective year. After these dates, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”). The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class of the Funds. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services. For the year ended September 30, 2013 distribution fee expenses were as follows:

		Ariel			Ariel
	Ariel Fund	Appreciation	Ariel Focus Fund	Ariel Discovery	International	Ariel Global
		Fund		Fund	Fund	Fund

Paid to distributor	$3,991,925	$3,691,766	$92,351	$17,679	$4,116	$4,087
Paid to broker/dealers	3,122,145	2,984,422	51,747	11,884	169	884

The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

57

Notes to the Financial Statements (continued)

Note Five | Forward currency contracts

At September 30, 2013, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

					Unrealized
Contract Settlement Date	Currency to be	Amount to be	Currency to be	Amount to be	Appreciation
	Received	Received	Delivered	Delivered	(Depreciation)

Ariel International Fund
10/15/2013	GBP	9,443	CHF	13,588	$259
10/15/2013	DKK	82,240	CHF	13,588	(107)
10/15/2013	AUD	10,515	JPY	951,040	125
10/15/2013	AUD	7,818	CHF	6,794	(226)
10/15/2013	AUD	17,945	CHF	15,594	(518)
10/16/2013	SGD	8,176	JPY	634,027	67
10/23/2013	AUD	39,204	CAD	37,215	413
10/23/2013	AUD	47,228	CAD	44,832	497
11/25/2013	AUD	23,967	CAD	22,554	414
11/25/2013	AUD	22,581	CAD	21,250	390
11/25/2013	SEK	347,876	EUR	39,896	81
11/25/2013	SEK	100,855	EUR	11,567	23
11/25/2013	SEK	101,341	EUR	11,622	24
11/25/2013	JPY	6,020,921	USD	61,943	(671)
12/16/2013	GBP	12,933	USD	20,202	725
12/16/2013	AUD	22,165	USD	20,202	376
12/20/2013	SGD	21,875	EUR	12,966	(106)
12/20/2013	SGD	24,393	EUR	14,458	(118)
12/27/2013	AUD	86,507	CAD	82,439	393
12/27/2013	EUR	27,391	USD	36,444	621
12/27/2013	GBP	34,600	USD	54,667	1,312
12/27/2013	SGD	27,723	USD	21,866	234
					$4,208
Ariel Global Fund
10/15/2013	DKK	254,223	EUR	34,108	$(27)
10/15/2013	AUD	149,327	CHF	129,761	(4,312)
10/15/2013	ZAR	1,109,552	GBP	72,045	(6,317)
10/15/2013	AUD	60,420	EUR	42,635	(1,363)
10/15/2013	USD	113,262	GBP	74,244	(6,919)
10/15/2013	USD	108,449	CHF	102,317	(4,702)
10/15/2013	USD	118,771	CHF	112,056	(5,149)
10/15/2013	USD	96,831	JPY	9,508,848	87
10/15/2013	USD	174,159	JPY	17,102,448	156
10/18/2013	THB	1,617,568	JPY	5,137,719	(611)
10/18/2013	ILS	115,427	EUR	24,597	(532)
10/18/2013	MXN	514,864	EUR	30,746	(2,315)
10/23/2013	USD	80,951	EUR	61,590	(2,376)
10/23/2013	USD	85,891	JPY	8,607,212	(1,684)
10/23/2013	USD	91,036	JPY	9,122,799	(1,785)
11/06/2013	USD	328,080	EUR	246,950	(6,035)
11/25/2013	CAD	30,598	EUR	21,884	54
11/25/2013	SEK	767,541	EUR	88,025	179
11/25/2013	CAD	247,017	EUR	176,673	439
11/25/2013	AUD	131,232	EUR	88,330	2,482
11/25/2013	AUD	181,673	EUR	122,280	3,436
12/27/2013	SEK	863,894	EUR	99,963	(1,107)
12/27/2013	NOK	440,377	CHF	67,060	(1,208)
12/27/2013	AUD	249,090	EUR	172,675	(2,569)
12/27/2013	CAD	379,273	CHF	335,157	(3,464)
12/27/2013	USD	56,903	SEK	365,000	221
					$(45,421)

arielinvestments.com	58	800.292.7435

September 30, 2013

As reflected in the Statement of Operations, realized net gain (loss) and the change in net unrealized appreciation (depreciation) on forward currency contracts for the year ended September 30, 2013 were:

	Ariel International Fund	Ariel Global Fund
Realized net gain (loss) on forward currency contracts	$(4,312)	$32,884
Change in net unrealized appreciation (depreciation) on forward currency contracts	6,508	(33,925)

For the year ended September 30, 2013, the volume of the forward currency contracts is measured by the number of trades during the period and the average notional amount. The funds had 159 and 158 forward currency trades during the year with an average notional value of $24,931 and $114,693 for Ariel International Fund and Ariel Global Fund, respectively.

Note Six | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the year ended September 30, 2013, with affiliated companies:

		Share Activity			Year Ended September 30, 2013
	Balance			Balance		Dividends	Amount of Gain
	September 30,			September 30,		Credited to	(Loss) Realized on
Security Name	2012	Purchases	Sales	2013	Market Value	Income	Sale of Shares

Contango Oil & Gas Co.	906,847	400,799	72,303	1,235,343	$45,398,855	$1,985,094	$(1,521,737)
Symmetry Medical Inc.	2,267,400	76,144	159,202	2,184,342	17,824,231	—	181,248
					$63,223,086	$1,985,094	$(1,340,489)

Note Seven | Line of credit
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company. The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line. Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

For the year ended September 30, 2013, the details of the borrowings were as follows:

			Weighted
Fund	Average Daily	Number of Days	Average Annualized
	Borrowings	Outstanding	Interest Rate
Ariel Appreciation Fund	$3,030,980	4	1.44%
Ariel Focus Fund	401,029	1	1.44%
Ariel Global Fund	1,979,340	1	1.37%

59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ariel Investment Trust, comprising Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund (formerly, Ariel International Equity Fund) and Ariel Global Fund (formerly, Ariel Global Equity Fund) (collectively the “Funds”), as of September 30, 2013, and the related statements of operations for the year then ended and the related statements of changes in net assets and the financial highlights for the year then ended and for the year or periods ended September 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended on and prior to September 30, 2011 were audited by other auditors whose report, dated November 8, 2011, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the respective periods stated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 19, 2013

arielinvestments.com	60	800.292.7435

Important Supplemental Information	September 30, 2013

2013 Tax Information
The following information for the fiscal year ended September 30, 2013 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund and Ariel Global Fund is provided pursuant to provisions of the Internal Revenue Code.

		Ariel	Ariel
	Ariel Fund	Appreciation	Focus
		Fund	Fund
Long term capital
gain distributions paid
during the year*	$—	$128,147,624	$—
Dividends received
deduction % for
corporate shareholders	100%	100%	100%
		Ariel	Ariel
	Ariel Discovery	International	Global
	Fund	Fund	Fund
Long term capital
gain distributions paid
during the year*	$—	$—	$—
Dividends received
deduction % for
corporate shareholders	0%	35%	17%
*designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2014. The Funds intend to designate the maximum amount of qualified dividend income allowed.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Ariel International Fund and Ariel Global Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel	Ariel
	International	Global
	Fund	Fund
Creditable Foreign Taxes Paid	$8,634	$—
Per Share Amount	$0.0166	$—
Portion of Ordinary Income
Distribution Derived from
Foreign Sourced Income*	91.82%	0%
*None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this repot due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

Proxy Voting Policies, Procedures, and Record
Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435. Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports
The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously. Should you wish to receive individual copies of materials, please contact us at 800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule
The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings. All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

61

Fund Expense Example	(unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee. If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2013-September 30, 2013.

Actual expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund. You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes
The right portion of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds. Therefore, the right portion of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% return before expenses)
Fund and Return	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	Expenses Paid During Period*	Ending Account Value 9/30/2013	Expenses Paid During Period*	Annualized Expense Ratio*
Ariel Fund
Investor Class	$1,000.00	$1,106.10	$5.39	$1,019.95	$5.17	1.02%
Institutional Class	1,000.00	1,107.70	3.91	1,021.36	3.75	0.74%
Ariel Appreciation Fund
Investor Class	$1,000.00	$1,135.70	$6.00	$1,019.45	$5.67	1.12%
Institutional Class	1,000.00	1,137.20	4.29	1,021.06	4.05	0.80%
Ariel Focus Fund
Investor Class	$1,000.00	$1,124.20	$6.66	$1,018.80	$6.33	1.25%
Institutional Class	1,000.00	1,125.80	5.33	1,020.05	5.06	1.00%
Ariel Discovery Fund
Investor Class	$1,000.00	$1,054.10	$7.72	$1,017.55	$7.59	1.50%
Institutional Class	1,000.00	1,055.60	6.44	1,018.80	6.33	1.25%
Ariel International Fund
Investor Class	$1,000.00	$1,154.90	$7.56	$1,018.05	$7.08	1.40%
Institutional Class	1,000.00	1,154.40	6.21	1,019.30	5.82	1.15%
Ariel Global Fund
Investor Class	$1,000.00	$1,132.50	$7.48	$1,018.05	$7.08	1.40%
Institutional Class	1,000.00	1,134.20	6.15	1,019.30	5.82	1.15%

*Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

arielinvestments.com	62	800.292.7435

Board of Trustees

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

James W. Compton	Trustee, Member of	Indefinite, until successor	Retired President and CEO,	Seaway Bank and Trust
Age: 75	Governance and Audit	elected	Chicago Urban League,	Company, Commonwealth
	Committees		1972 to 2006	Edison Company
Served as a Trustee
since 1997

William C. Dietrich	Trustee, Chairman of Audit	Indefinite, until successor	Retired Executive Director,
Age: 64	Committee, Member of	elected	Shalem Institute for
	Executive Committee		Spiritual Formation, Inc.
Served as a Trustee
since 1986

Royce N. Flippin, Jr.	Lead Independent Trustee,	Indefinite, until successor	President, Flippin
Age: 79	Member of Management	elected	Associates since 1992
Contracts and Governance
	Committees, Chairman of	Served as a Trustee
	Executive Committee	since 1986 and Lead
Independent Trustee
since 2006

Mellody L. Hobson	Chairman of the Board of	Indefinite, until successor	President, Ariel	DreamWorks Animation
Age: 44	Trustees and President,	elected	Investments since 2000	SKG, Inc. (Chairman), The
	Member of Executive			Estée Lauder Companies
	Committee	Served as a Trustee since		Inc., Groupon, Inc.,
		1993, President since 2002		Starbucks Corporation,
		and Chairman		After School Matters
		since 2006.		(Chairman), Sundance
Institute, Chicago
Public Education Fund,
Investment Company
Institute (Board
of Governors), SEC Investor
Advisory Committee

Christopher G. Kennedy	Trustee, Member of	Indefinite, until successor	Chairman of the Board	Interface Inc.
Age: 50	Audit and Governance	elected	of Trustees, University of
	Committees		Illinois, Chairman,
		Served as a Trustee since	Joseph P. Kennedy
		1995	Enterprise, Inc.; Former
President, Merchandise
Mart Properties, Inc.,
2000 to 2011

63

Board of Trustees (continued)

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Council
Age: 53		elected	Ariel Investments since	of Regents, Member of
			1999, Chief Marketing	the Investment Policy
		Served as a Trustee	Officer, Mutual Funds since	Committee and Board of
		since 2003 and Vice	2007	Advisors for the Graduate
		President since 1999		School of Business, Harris
Theater for Music and
Dance, Lupus Foundation
of America, Inc.

William M. Lewis, Jr.	Trustee, Member of	Indefinite, until successor	Managing Director	Darden Restaurants, Inc.
Age: 57	Management Contracts	elected	and Co-Chairman of
	Committee		Investment Banking, Lazard
		Served as a Trustee	Ltd. since 2004
since 2007

H. Carl McCall	Trustee, Chairman of	Indefinite, until successor	Chairman, The State
Age: 77	Governance Committee,	elected	University of New York
	Member of Audit		since 2011, Principal,
	Committee	Served as a Trustee	Convent Capital, LLC,
		since 2006	2004-2011

John W. Rogers, Jr.	Trustee	Indefinite, until	Founder, Chairman, CEO	Exelon Corporation,
Age: 55		successor elected	and Chief Investment	McDonald’s Corporation,
			Officer, Ariel Investments,	Chicago Urban League,
		Served as a Trustee	Lead Portfolio Manager,	Trustee of the University
		1986 to 1993 and	Ariel Fund & Co-Portfolio	of Chicago
		since 2000	Manager, Ariel
Appreciation Fund

James M. Williams	Trustee, Chairman of	Indefinite, until successor	Vice President and	SEI Mutual Funds
Age: 65	Management Contracts	elected	Chief Investment Officer,
	Committee		J. Paul Getty Trust, since
		Served as a Trustee	2002
since 2006

TRUSTEES EMERITUS
(no Trustee duties or responsibilities)
John G. Guffey, Jr.
Bert N. Mitchell, CPA

Note: Number of portfolios in complex overseen by all Trustees is six. Address for all Trustees is 200 East Randolph St., Suite 2900, Chicago, IL 60601

arielinvestments.com	64	800.292.7435

Officers

	Position(s) held	Term of office and length	Principal occupation(s)	Other directorships
Name and age	with Fund	of time served	during past 5 years	held by officer

Mareile B. Cusack	Vice President, Anti-Money	Indefinite, until successor	Senior Vice President,	Smart Museum of Art
Age: 55	Laundering Officer and	elected	Ariel Investments since	(University of Chicago),
	Assistant Secretary		2012, Vice President,	The Great Books
		Served as Vice President	2007-2012, General	Foundation
		and Assistant Secretary	Counsel since October
		since 2008	2008

Served as Anti-Money
Laundering Officer since 2010

Mellody L. Hobson	Chairman, President, Chief	Indefinite, until successor	President, Ariel	DreamWorks Animation
Age: 44	Executive Officer and	elected	Investments, since 2000	SKG, Inc. (Chairman), The
	Principal Executive Officer			Estée Lauder Companies
		Served as a Trustee since		Inc., Groupon, Inc.,
		1993, President since 2002		Starbucks Corporation,
		and Chairman		After School Matters
		since 2006		(Chairman), Sundance
Institute, Chicago
Public Education Fund,
Investment Company
Institute (Board
of Governors), SEC Investor
Advisory Committee

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Council
Age: 53		elected	Ariel Investments since	of Regents, Member of the
			1999, Chief Marketing	Investment Policy Committee
		Served as a Trustee since	Officer, Mutual Funds since	and Board of Advisors for
		2003 and Vice President	2007	the Graduate School of
		since 1999		Business, Harris Theater for
Music and Dance, Lupus
Foundation of America, Inc.

Jeffrey H. Rapaport	Vice President and	Served as Vice President	Vice President, Fund
Age: 37	Assistant Treasurer	and Assistant Treasurer	Administration since 2010;
		since 2010	Senior Fund Administration
Analyst, Ariel Investments,
2007-2010; Fund
Administrator, Ariel
Investments, 2005-2007

Anita M. Zagrodnik, CPA	Chief Financial Officer,	Indefinite, until successor	Senior Vice President,
Age: 53	Chief Compliance Officer,	elected	Fund Administration,
	Vice President, Secretary		Ariel Investments since
	and Treasurer	Served as Vice President since	2010; Vice President,
		2003, Chief Financial Officer	Fund Administration, Ariel
		and Treasurer since 2010,	Investments, 2003-2010
Chief Compliance Officer, Ariel
Investment Trust since 2004,
Secretary since 2007, Assistant
Secretary from 2003-2007

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers. The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com. Note: Number of portfolios in complex overseen by all Officers is six. Address for all officers is 200 East Randolph St., Suite 2900, Chicago, IL 60601.

65

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies, as of the end of the period covered by this report that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.  A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, (3) James Compton and (4) H. Carl McCall.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees.  The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2013 and September 30, 2012, respectively, were $106,000 and $100,000.

(b)           Audit-Related Fees.  The aggregate Audit-Related Fees of Deloitte for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2013 and September 30, 2012, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2013 and September 30, 2012, aggregate Audit-Related Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)           Tax Fees.  The aggregate Tax Fees of Deloitte for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2013 and September 30, 2012, respectively, were $21,000 and $21,000.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2013 and September 30, 2012, the aggregate Tax Fees billed by Deloitte that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)           All Other Fees.  The aggregate Other Fees of Deloitte for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2013 and September 30, 2012, were $0 and $0.

For the twelve month periods ended September 30, 2013 and September 30, 2012, the aggregate fees in this category billed by Deloitte that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)           Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)           No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           For the twelve month periods ended September 30, 2013 and September 30, 2012, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were $21,000 and $21,000, respectively.

For the twelve month periods ended September 30, 2013 and September 30, 2012, aggregate non-audit fees billed by Deloitte for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)           The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:  /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date: November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date: November 22, 2013

By:   /s/ Anita Zagrodnik
        Anita Zagrodnik
        Treasurer and Chief Financial Officer

Date: November 22, 2013